U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 25, 1999
                                                 ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-9924                  52-1568099
   ---------------                 -----------            -------------------
   (State or other                 (Commission              (IRS Employer
   jurisdiction of                 File Number)           Identification No.)
   incorporation)

                 153 East 53rd Street, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On January 25, 1999, Citigroup Inc. reported core income for the fourth quarter ended December 31, 1998 of $1.4 billion, or $.61 per basic share and $.60 per diluted share. This compares with core income in the 1997 period of $1.9 billion, or $.83 per share basic and $.80 diluted. The 1998 results reflect record earnings from the company's newly defined Global Consumer business and a partial rebound in its Global Corporate business as the volatility in many of the world's markets diminished.

Net income for the quarter was $677 million, or $.28 per share basic and diluted. This compares with net income in the 1997 period of $1.4 billion, or $.61 per share basic and $.59 diluted. The 1998 total includes $703 million out of an approximately $900 million expected after-tax restructuring charge associated with recently announced business improvement and integration initiatives. These initiatives are projected to yield expense savings of approximately $680 million pretax in 1999, and to reach a run rate of approximately $975 million in annual pretax savings beginning in 2000. In 1999, these actions, together with tighter management of non-customer expenses and realized savings from earlier efficiency initiatives still in progress, are expected to yield gross annual pretax expense savings of approximately $2 billion.

Fourth quarter 1998 net income also includes $65 million of one-time expenses associated with merging Citigroup's predecessor organizations and $42 million of reductions in 1997 charges for the Citicorp cost-management and customer service initiatives and the Salomon Inc merger. Net income for the 1997 quarter includes $496 million of charges for the Salomon merger.

--------------------------------------------------------------------------------

Note: Core income excludes restructuring actions and merger-related expenses, which are included in net income.

Citigroup's "top-line" growth, excluding investment activities, resumed a double-digit pace in the quarter, with adjusted net business revenues up 12% from the 1997 period to $13.3 billion. This includes 20% growth in the Global Consumer business, 3% growth in the Global Corporate business and 18% growth in the Asset Management business. Adjusted operating expenses grew 18% on a comparable basis, including sector increases of 21%, 8% and 31%, respectively. Expenses increased more than revenues primarily because of higher marketing expenditures in the Global Consumer business, increased technology initiatives, including spending for the Year 2000 and EMU, and increased compensation costs in the Global Corporate business. The quarter's expenses also include a $100 million pretax contribution of appreciated venture capital securities to the company's Foundation.

At year-end 1998, stockholders' equity and trust preferreds totaled over $47 billion, which represents one of the largest capital bases of any financial services organization in the world. The company's strong balance sheet is further evidenced by its 8.6% Tier I capital ratio. Total assets for the company were approximately $660 billion at year end.

Full Year 1998

Core income for the full year 1998 was $6.3 billion, or $2.73 per share basic and $2.66 diluted, compared with $7.8 billion, or $3.32 per share basic and $3.18 diluted, in 1997. Net income totaled $5.8 billion, or $2.49 per share basic and $2.43 diluted, compared with 1997 net income of $6.7 billion, or $2.86 per share basic and $2.74 diluted. The 1998 net income total includes the previously mentioned fourth quarter restructuring actions and merger-related expenses plus an additional $191 million reduction in the 1997 Salomon merger reserve. Net income for 1997 includes restructuring charges for the Citicorp cost-management and customer service initiatives and the Salomon merger. Adjusted net business revenues for 1998 were $49.8 billion versus $47.8 billion in 1997. Core return on equity was 14.9% versus 20.2%.

Building a Powerful Franchise

John S. Reed and Sanford I. Weill, Chairmen and Co-Chief Executive Officers, said in a statement, "In just over three months since the formation of Citigroup, substantial progress has been made in our integration, though we are by no means satisfied with the company's performance thus far. We are committed to achieving significantly higher levels of profitability in 1999 and beyond through a combination of business growth, stringent expense control, and continued reduction of risk exposure.

"Toward that end, we are pleased with the actions being taken and the potential in the Consumer business. By offering consumers the broadest range of competitively priced and conveniently obtained products and services, our goal is to secure an increasing portion of the consumer dollar spent on financial products. Cross-selling possibilities are abundant, and we are actively implementing those with the most promise while substantially reducing expenses.

"Progress is admittedly slower in the Corporate business, partly because of the most extreme global market volatility in recent memory. We have, however, significantly reduced our risk profile, particularly in Salomon Smith Barney's global arbitrage operation. Risk management is a priority throughout the global banking business as well, with the goal of deriving a higher percentage of earnings from controllable business operations than has been the case in the past. Expense reduction is an equal priority, as is fostering a collaborative effort in serving clients between Citibank's Corporate Bank and Salomon Smith Barney's Investment Bank. To date, the recently initiated system of joint customer calls has already resulted in the closure of over 70 major collaborative transactions around the world, with significantly more in process.

"Our Asset Management business is progressing according to plan and is positioned for dynamic growth. Access to potential clients has been significantly enhanced by the merger, as has our ability to distribute products such as mutual funds through multiple channels, both in the United States and abroad.

"We are building a unique and powerful franchise in Citigroup, across our individual businesses and around the globe. We are unique in having a solid and growing base of stable and recurring earnings, which account for approximately two-thirds of our income. We are a powerful marketing force with more quality products, services and expertise to offer customers around the world, both individuals and institutions, than any financial services company in existence. We are confident that our growth plan is moving in the right direction."

                                GLOBAL CONSUMER

 4th Quarter Core Income: $901 Million, Up 20% from $750 Million in 1997 Period
       1998 Core Income: $3.26 Billion, Up 7% from $3.05 Billion in 1997

Growth in Global Consumer earnings, which includes the North American and International banking/lending businesses and the personal insurance business, continued to accelerate, with core income reaching record levels for the quarter and year. The quarter's results reflect a dramatic improvement in the profitability of the U.S. card operation, together with continued strong growth in insurance, consumer finance and the Asia Pacific region, partially offset by weakness in Latin America and increased marketing and development spending.

North America Consumer

o The Banking/Lending business turned in a strong fourth quarter performance, with core income up 49% from the prior year period to $414 million. Cards was the largest contributor in the quarter, with an 80% increase in earnings to $277 million attributable to pricing changes, lower funding costs and growth in charge volumes, partially offset by higher marketing spending. U.S. bankcard receivables grew 40% largely because of the acquisition of the Universal Card portfolio, while the net credit loss ratio continued to decline. Commercial Credit earned $73 million, up 16% versus the 1997 quarter, on strong growth in receivables across all product lines and distribution channels. Citibanking's fourth quarter earnings of $20 million were down slightly from last year, while full year earnings were up 59% on strong deposit and account growth. Mortgage Banking saw 16% growth in earnings to $44 million in the quarter, resulting from improved credit experience. Refinancing activity also contributed to a positive full year comparison.

o The Insurance sector recorded significant growth across all business units, earning $316 million in the quarter and $1.2 billion for the year. Travelers Life & Annuity's earnings rose 12% from last year's fourth quarter to $125 million, reflecting double-digit growth in annuity account balances and life and long term care premiums. The 14% increase in earnings at Primerica to $103 million reflected continued success at cross-selling a wide range of products, including consumer loans, property casualty insurance, mutual funds and variable annuities manufactured by other Citigroup businesses. Cross-selling these additional products continues to account for an increasing percentage of Primerica's earnings, up to 27% in 1998 from 12% three years ago. Also contributing to earnings growth were an increase in the average face value of new term life policies and continued emphasis on increasing the number of representatives licensed to sell various products and services. Travelers Property Casualty's Personal Lines registered a 17% quarterly earnings gain to $88 million on particularly strong net investment income. Premiums rose 16% on higher auto insurance sales through both independent agent and alternative distribution channels.

International Consumer

International recorded a 13% earnings gain in the quarter to $256 million. The leading contributor was the Asia Pacific region with a 62% increase in earnings to $120 million as a "flight to quality" continued to drive growth in accounts and business volume. This growth also reflects the implementation of a cooperative arrangement with the Japan Postal Service and the introduction in December of Citigroup mutual funds to Japan's newly deregulated securities market, where they immediately became top sellers. Europe, Middle East, Africa (EMEA) also reported higher earnings in the quarter resulting from account and asset growth in Western Europe. This 35% increase in earnings to $42 million was limited by higher investment spending, including further expansion of the company's consumer businesses in Hungary and Turkey. Latin America experienced a 49% quarterly earnings decrease to $29 million because of a declining contribution from Credicard, a 33%-owned Brazilian card affiliate, together with weaker credit experience. Partially offsetting the effects of the recent economic uncertainty in Latin America was income from new acquisitions in the region. The Global Private Bank, which serves high net worth individuals around the world, recorded earnings of $65 million, about even with the 1997 quarter. Revenue growth in the developed markets and Latin America was offset by increased expenses, primarily for staffing, and higher credit costs in Asia.

e-Citi

Net losses for this sector grew 54% and 80% for the quarter and year to $43 million and $142 million, respectively. This reflects spending for the development of electronic banking initiatives, including investment in Direct Access, Citibank's award-winning online banking service, and other Internet-based transactional banking products which will extend customer reach.

Other

Other Consumer business items include unallocated marketing and staff expenses. The $39 million increase in expenses from the 1997 quarter to $42 million reflects outlays for new global advertising, marketing and distribution development initiatives.

                                GLOBAL CORPORATE

4th Quarter Core Income: $464 Million, Down 21% from $585 Million in 1997 Period
       1998 Core Income: $2.0 Billion, Down 42% from $3.5 Billion in 1997

The results of the Global Corporate sector, though down, showed substantial improvement from the preceding quarter, which was depressed by extreme economic turmoil in much of the world. Emerging Markets earnings showed particularly strong growth versus the fourth quarter of 1997. Travelers Property Casualty's Commercial Lines also turned in higher earnings despite continued challenges in its operating environment. These increases were more than offset by still disappointing contributions from Salomon Smith Barney and Global Relationship Banking, which continued to show some adverse effects from market volatility, albeit less severe than in the preceding quarter.

o Salomon Smith Barney reported fourth quarter income of $13 million, a considerable improvement over the third quarter but still below the 1997 quarter's already weak $218 million. Revenues from retail operations, including brokerage commissions and the Consulting Group's industry-leading "wrap fee" investment advisory business, grew 9% from the 1997 period. Investment banking revenues declined, reflecting a slowdown in equity underwriting and merger and acquisition activities in the quarter. Volatility in the global markets continued to negatively affect principal trading results, particularly in fixed income trading, as well as in global arbitrage as we continued to scale back non-strategic positions. Non-interest expenses rose 10% from the 1997 quarter, primarily from higher compensation expense, reflecting the unit's year-end bonus award decisions.

o Emerging Markets income of $220 million represented a 189% increase from the 1997 quarter. Net revenues rose 30%, driven by significantly higher trading income and improved lending results, somewhat offset by reduced asset sales. Full year revenue growth was fueled by a substantial increase in transaction banking services as well as higher trading income. Operating expenses were held to year ago levels in the quarter despite ongoing investment spending to further develop Citigroup's franchise in the emerging markets. Credit costs of $102 million, while considerably above the fourth quarter of 1997, were stable versus the previous quarter, excluding the impact of Russia.

o Global Relationship Banking reported fourth quarter earnings of $30 million, well above its third quarter result but still significantly below income in the 1997 quarter of $125 million. Revenues fell 11%, reflecting substantially lower asset sales, primarily commercial real estate, as well as lower corporate finance and loan syndication activity, all of which were especially strong in the year ago quarter. These reductions were moderated by a double-digit increase in transaction banking services. Operating expenses rose 11%, reflecting increased technology spending, particularly for EMU adaptations, which were successfully navigated, and for the Year 2000. Results were aided by credit benefits of $59 million in the quarter, primarily from gains on the sale of Other Real Estate Owned
      (OREO) properties.

o Travelers Property Casualty's Commercial Lines earnings increased 21% in the quarter to $201 million on particularly strong net investment income and continued expense discipline. Premiums were about even with the prior year period, reflecting the company's underwriting restraint in the face of intense price competition. The statutory combined ratio was also relatively stable at 108.5%.

                                ASSET MANAGEMENT

 4th Quarter Core Income: $51 Million, Down 16% from $61 Million in 1997 Period
        1998 Core Income: $273 Million, Up 12% from $243 Million in 1997

SSB Citi Asset Management Group earnings declined in the quarter as a result of increased spending to build its Citibank Global Asset Management investment research and analysis capabilities, partially offset by a 4% increase in the earnings of its Salomon Smith Barney Asset Management operation to $58 million. The segment's pretax profit margin for the quarter was 25.7%, down from 33.3% in the prior year.

Assets under management rose 25% from the fourth quarter of 1997 to $327 billion, reflecting strong growth in all asset categories. Contributing to this growth were the acquisition of J.P. Morgan's Australian asset management business unit with $4.6 billion of assets under management; the launch of six new retail mutual fund products, which raised over $1.7 billion; continued strong mutual fund sales through Primerica; significant flows into money market and other short-term funds, primarily in the year's second half; and positive market performance.

Cross-selling efforts continued to be successful. The amount of proprietary mutual funds sold through Primerica more than doubled in the quarter and accounted for 60% of Primerica's total 1998 mutual fund sales. SSB Citi Asset Management's increased support for Salomon Smith Barney's retail channel resulted in the capture of 31.5% of the brokerage operation's mutual fund sales, up from 26.5% in 1997. During the second half of 1998, SSB Citi also embarked on several new distribution initiatives made possible by the Citigroup combination, including the sale of Salomon Brothers open-end mutual funds through the Citibank Consumer Bank and the distribution of the Citifunds Investment Series through the Global Consumer Bank in Japan.

                                 CORPORATE ITEMS

   4th Quarter Core Loss: $14 Million Versus Core Income of $8 Million in 1997
                                     Period
        1998 Core Loss: $159 Million, Down 57% from $370 Million in 1997

Corporate Items include net treasury results, corporate staff and similar expenses, and variances between the consolidated and local tax rates for banking segments. The loss for the 1998 quarter includes a $100 million pretax contribution of appreciated venture capital securities to the company's Foundation, which had minimal impact on Citigroup's earnings after related tax benefits and investment gains.

                              INVESTMENT ACTIVITIES

     4th Quarter Core Income: $1 Million Versus $530 Million in 1997 Period
       1998 Core Income: $929 Million, Down 28% from $1.3 Billion in 1997

The declines in earnings from Investment Activities for the quarter and the full year reflect substantially lower equity investing activities (including the write-down of an investment in Latin America), reduced LDC debt sales and lower insurance portfolio gains. Citigroup's $68 billion investment portfolio consists mainly of fixed income securities with average quality ratings of A+/A1 and also includes proprietary equity investments. The majority of the portfolio is held by the insurance companies, whose fixed income securities, including short-term investments, have an effective duration of 5.1 years.

Share Repurchase

During the fourth quarter of 1998, Citigroup repurchased 24.4 million shares of its common stock for a total cost of $1.1 billion. This lowered the weighted average common shares for basic earnings per share to 2,233 million in the quarter and for diluted earnings per share to 2,290 million. For the full year 1998, the company repurchased 62.7 million common shares for a total of $3.1 billion to offset the dilution from the issuance of shares under incentive compensation plans.

                                     * * *

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate, "target,"

"may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: customer responsiveness to both new products and distribution channels; general economic conditions, including the performance of financial markets and interest rates; and timely implementation of restructuring programs and the ability of the Company generally to achieve anticipated levels of operational efficiencies and expense savings related to recent transactions or otherwise. Readers also are directed to other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

----------------------------------------------------------------------------------------------------------------------------
Citigroup Segment Income (A)                            Fourth Quarter           %                   Full Year            %
                                           ----------------------------            ----------------------------
(In Millions of Dollars)                            1998          1997      Change          1998          1997       Change
----------------------------------------------------------------------------------------------------------------------------
Global Consumer
     Citibanking.........................        $    20       $    22          (9)       $  113       $    71           59
     Mortgage Banking....................             44            38          16           175           117           50
     Cards...............................            277           154          80           737           523           41
     Commercial Credit...................             73            63          16           264           213           24
                                           ----------------------------            ----------------------------
   Banking/Lending.......................            414           277          49         1,289           924           40

     Travelers Life & Annuity............            125           112          12           496           424           17
     Primerica Financial Services........            103            90          14           400           335           19
     Personal Lines (B)..................             88            75          17           319           300            6
                                           ----------------------------            ----------------------------
   Insurance                                         316           277          14         1,215         1,059           15

                                           ----------------------------            ----------------------------
Total North America......................            730           554          32         2,504         1,983           26
                                           ----------------------------            ----------------------------

   Europe, Middle East, & Africa.........             42            31          35           155           138           12
   Asia Pacific..........................            120            74          62           410           428           (4)
   Latin America.........................             29            57         (49)          163           273          (40)
   Global Private Bank...................             65            65          --           254           281          (10)
                                           ----------------------------            ----------------------------
Total International......................            256           227          13           982         1,120          (12)
                                           ----------------------------            ----------------------------

e-Citi...................................            (43)          (28)        (54)         (142)          (79)         (80)
Other....................................            (42)           (3)         NM           (86)           24           NM

                                           ----------------------------            ----------------------------
Total Global Consumer....................            901           750          20         3,258         3,048            7
                                           ----------------------------            ----------------------------

Global Corporate
Salomon Smith Barney.....................             13           218         (94)          408         1,438          (72)
Emerging Markets.........................            220            76          NM           690           909          (24)
Global Relationship Banking..............             30           125         (76)          220           559          (61)
Commercial Lines (B).....................            201           166          21           723           632           14
                                           ----------------------------            ----------------------------
Total Global Corporate...................            464           585         (21)        2,041         3,538          (42)
                                           ----------------------------            ----------------------------

                                           ----------------------------            ----------------------------
Asset Management.........................             51            61         (16)          273           243           12
                                           ----------------------------            ----------------------------

Corporate/Other..........................            (14)            8          NM          (159)         (370)          57

                                           ----------------------------            ----------------------------
Business Income..........................          1,402         1,404          --         5,413         6,459          (16)
                                           ----------------------------            ----------------------------

                                           ----------------------------            ----------------------------
Investment Activities (C)................              1           530          NM           929         1,292          (28)
                                           ----------------------------            ----------------------------

                                           ----------------------------            ----------------------------
Core Income..............................          1,403         1,934         (27)        6,342         7,751          (18)
                                           ----------------------------            ----------------------------

Restructuring Charge and
  Merger-Related Expenses (D)............           (726)         (496)        (46)         (535)       (1,046)          49

                                           ----------------------------            ----------------------------
Net Income...............................         $  677        $1,438         (53)       $5,807        $6,705          (13)
----------------------------------------------------------------------------------------------------------------------------

(A) Amounts reflect each company's existing policies for revenue, expense, tax and equity allocations; consequently business results may not be comparable across companies.
(B) In the aggregate, these represent Citigroup's share of Travelers Property Casualty Corp. results.
(C) Includes Citicorp's venture capital activities, certain Corporate investments, the results of certain investments in the former refinancing countries, and portfolio gains and losses primarily arising from the insurance-related activities of Citigroup.
(D) For the 1998 fourth quarter, includes the restructuring charge associated with recently announced business improvement and integration initiatives of $703 million, merger-related expenses of $65 million, and credits for reversals of the 1997 restructuring charges of $42 million.
NM    Not meaningful, as percentage equals or exceeds 100%.
--------------------------------------------------------------------------------

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT                citigroup [LOGO]

  Citigroup provides a broad array of financial products and services to over 100 million customers in 100 countries around the world.

==================================================================================================================================
                                                                                 --------                                --------
(in millions, except per share amounts)               1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q
                                                     1997      1997      1997      1997      1998      1998      1998      1998
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Core Income                                        $  1,815  $  1,908  $  2,094  $  1,934  $  2,161  $  2,049  $    729  $  1,403
Restructuring (Charge) Release/Merger Expenses           --        --      (550)     (496)       --       191        --      (726)
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Net Income                                         $  1,815  $  1,908  $  1,544  $  1,438  $  2,161  $  2,240  $    729  $    677
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Basic Earnings Per Share:
Core Income                                        $   0.77  $   0.82  $   0.90  $   0.83  $   0.94  $   0.89  $   0.30  $   0.61
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Net Income                                         $   0.77  $   0.82  $   0.66  $   0.61  $   0.94  $   0.97  $   0.30  $   0.28
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Weighted average common shares
   applicable to Basic EPS                          2,257.4   2,247.4   2,245.7   2,241.2   2,243.3   2,244.0   2,248.3   2,233.4
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Preferred Dividends - Basic                        $     74  $     70  $     67  $     68  $     63  $     58  $     50  $     45
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Diluted Earnings Per Share:
Core Income                                        $   0.74  $   0.78  $   0.86  $   0.80  $   0.90  $   0.86  $   0.30  $   0.60
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Net Income                                         $   0.74  $   0.78  $   0.63  $   0.59  $   0.90  $   0.94  $   0.30  $   0.28
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Adjusted weighted average common shares
   applicable to Diluted EPS                        2,371.3   2,356.3   2,357.1   2,344.9   2,328.6   2,330.9   2,320.7   2,290.3
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Preferred Dividends - Diluted                      $     64  $     60  $     57  $     62  $     57  $     52  $     44  $     39
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Common Shares Outstanding, at period end            2,295.4   2,286.7   2,284.0   2,279.9   2,280.8   2,280.5   2,275.5   2,258.0
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Tier 1 Capital Ratio                                    N/A       N/A       N/A      8.37%     8.38%     8.46%     8.69%      8.6%*
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Total Capital Ratio                                     N/A       N/A       N/A     11.07%    10.97%    11.00%    11.28%     11.4%*
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Leverage Ratio                                          N/A       N/A       N/A      5.64%     5.67%     5.65%     5.73%      6.1%*
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Total Assets, at period end (in billions)          $  658.3  $  699.8  $  705.0  $  697.4  $  738.8  $  750.8  $  701.3  $  667.4*
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Total Equity, at period end (in billions)          $   38.4  $   40.5  $   41.6  $   41.9  $   42.8  $   43.9  $   43.1  $   42.7
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Book Value Per Share, at period end                $  15.41  $  16.21  $  16.81  $  16.89  $  17.45  $  18.06  $  17.92  $  17.87
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Book Value Per Share, excluding FAS 115            $  15.16  $  15.60  $  15.99  $  16.14  $  16.67  $  17.37  $  17.38  $  17.27
                                                   ========  ========  ========  ========  ========  ========  ========  ========

Return on Equity (Net Income)                          20.1%     20.5%     15.5%     14.3%     22.0%     21.8%      6.6%      6.2%
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Return on Equity (Core Income)                         20.1%     20.5%     21.2%     19.1%     21.4%     19.4%      6.5%     13.0%
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Return on Equity (Core Income), excluding FAS 115      20.6%     21.1%     22.2%     19.9%     22.4%     20.2%      6.7%     13.4%
                                                   ========  ========  ========  ========  ========  ========  ========  ========
                                                                                 --------                                --------

(in millions, except per share amounts)           Full Year Full Year
                                                     1997      1998
                                                   --------  --------
Core Income                                        $  7,751  $  6,342
Restructuring (Charge) Release/Merger Expenses       (1,046)     (535)
                                                   --------  --------
Net Income                                         $  6,705  $  5,807
                                                   ========  ========

Basic Earnings Per Share:
Core Income                                        $   3.32  $   2.73
                                                   ========  ========
Net Income                                         $   2.86  $   2.49
                                                   ========  ========

Weighted average common shares
   applicable to Basic EPS                          2,247.9   2,242.4
                                                   ========  ========

Preferred Dividends - Basic                        $    279  $    216
                                                   ========  ========

Diluted Earnings Per Share:
Core Income                                        $   3.18  $   2.66
                                                   ========  ========
Net Income                                         $   2.74  $   2.43
                                                   ========  ========

Adjusted weighted average common shares
   applicable to Diluted EPS                        2,357.7   2,315.2
                                                   ========  ========

Preferred Dividends - Diluted                      $    243  $    192
                                                   ========  ========

Common Shares Outstanding, at period end            2,279.9   2,258.0
                                                   ========  ========

Tier 1 Capital Ratio                                   8.37%      8.6%*
                                                   ========  ========
Total Capital Ratio                                   11.07%     11.4%*
                                                   ========  ========
Leverage Ratio                                         5.64%      6.1%*
                                                   ========  ========

Total Assets, at period end (in billions)          $  697.4  $  667.4*
                                                   ========  ========
Total Equity, at period end (in billions)          $   41.9  $   42.7
                                                   ========  ========

Book Value Per Share, at period end                $  16.89  $  17.87
                                                   ========  ========
Book Value Per Share, excluding FAS 115            $  16.14  $  17.27
                                                   ========  ========

Return on Equity (Net Income)                          17.5%     14.0%
                                                   ========  ========
Return on Equity (Core Income)                         20.2%     14.9%
                                                   ========  ========
Return on Equity (Core Income), excluding FAS 115      20.9%     15.5%
                                                   ========  ========

* Preliminary
================================================================================

CITIGROUP -- SEGMENT NET REVENUES                               citigroup [LOGO]
(In millions of dollars)

                                                                --------                                --------
                                     1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q    Full Year Full Year
                                    1997      1997      1997      1997      1998      1998      1998      1998      1997      1998
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Global Consumer:
Banking / Lending
  Citibanking North America       $    447  $    460  $    484  $    484  $    483  $    522  $    492  $    492  $  1,875  $  1,989
  Cards                              1,372     1,342     1,337     1,379     1,391     1,797     1,902     2,018     5,430     7,108
  Mortgage Banking                     130       134       119       136       139       137       145       137       519       558
  Consumer Finance Services            235       246       282       304       309       326       342       361     1,067     1,338
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     Total Banking / Lending         2,184     2,182     2,222     2,303     2,322     2,782     2,881     3,008     8,891    10,993

Insurance
  Travelers Life and Annuity           613       649       650       758       695       766       713       832     2,670     3,006
  Primerica Financial Services         372       378       381       391       400       420       413       421     1,522     1,654
  Personal Lines                       796       810       831       839       868       899       924       975     3,276     3,666
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     Total Insurance                 1,781     1,837     1,862     1,988     1,963     2,085     2,050     2,228     7,468     8,326

International
  Europe, Middle East and Africa       457       465       466       476       454       479       496       525     1,864     1,954
  Asia Pacific                         455       476       459       409       399       438       442       494     1,799     1,773
  Latin America                        356       370       357       363       345       360       422       435     1,446     1,562
  Global Private Bank                  246       249       264       259       250       272       266       273     1,018     1,061
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     Total International             1,514     1,560     1,546     1,507     1,448     1,549     1,626     1,727     6,127     6,350

e-Citi                                  24        26        30        32        29        34        37        47       112       147

Other                                   26        29        26        24        27        21        23        26       105        97

                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Global Consumer                    5,529     5,634     5,686     5,854     5,789     6,471     6,617     7,036    22,703    25,913
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Global Corporate:
Salomon Smith Barney                 2,531     2,548     2,828     2,311     2,918     2,523       685     2,207    10,218     8,333
Emerging Markets Banking               818       779       866       720       885       904       697       936     3,183     3,422
Global Relationship Banking            889       825       858       928       903     1,069       706       830     3,500     3,508
Commercial Lines                     1,587     1,588     1,578     1,550     1,619     1,584     1,604     1,674     6,303     6,481

                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Global Corporate                   5,825     5,740     6,130     5,509     6,325     6,080     3,692     5,647    23,204    21,744
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

SSB Citi Asset Management Group        241       256       282       273       302       306       315       321     1,052     1,244
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Corporate / Other                      193       194       242       209       228       217       215       272       838       932
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

------------------------------------------------------------------------------------------------------------------------------------
Total Business Revenues             11,788    11,824    12,340    11,845    12,644    13,074    10,839    13,276    47,797    49,833
------------------------------------------------------------------------------------------------------------------------------------

Investment Activities                  161       315       485       732       612       484       162        40     1,693     1,298

------------------------------------------------------------------------------------------------------------------------------------
Total Core Revenues               $ 11,949  $ 12,139  $ 12,825  $ 12,577  $ 13,256  $ 13,558  $ 11,001  $ 13,316  $ 49,490  $ 51,131
------------------------------------------------------------------------------------------------------------------------------------
                                                                --------                                --------

CITIGROUP -- SEGMENT CORE INCOME                                citigroup [LOGO]
(In millions of dollars)

                                                                  -------                                -------
                                       1Q        2Q        3Q        4Q        1Q        2Q       3Q        4Q   Full Year Full Year
                                      1997      1997      1997      1997      1998      1998     1998      1998      1997     1998
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
Global Consumer:
Banking / Lending
    Citibanking North America       $    10   $    16   $    23   $    22   $    32   $    34   $   27   $    20   $    71  $   113
    Cards                               141       103       125       154       139       117      204       277       523      737
    Mortgage Banking                     24        30        25        38        42        41       48        44       117      175
    Consumer Finance Services            44        51        55        63        59        60       72        73       213      264
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
       Total Banking / Lending          219       200       228       277       272       252      351       414       924    1,289

Insurance
    Travelers Life and Annuity          101       105       106       112       118       130      123       125       424      496
    Primerica Financial Services         78        82        85        90        95       103       99       103       335      400
    Personal Lines                       79        75        71        75        82        81       68        88       300      319
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
       Total Insurance                  258       262       262       277       295       314      290       316     1,059    1,215

International
    Europe, Middle East and Africa       25        38        44        31        37        29       47        42       138      155
    Asia Pacific                        121       122       111        74        87        94      109       120       428      410
    Latin America                        80        77        59        57        46        42       46        29       273      163
    Global Private Bank                  71        66        79        65        59        65       65        65       281      254
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
       Total International              297       303       293       227       229       230      267       256     1,120      982

e-Citi                                  (11)      (16)      (24)      (28)      (28)      (37)     (34)      (43)      (79)    (142)

Other                                     9        10         8        (3)       (2)      (13)     (29)      (42)       24      (86)

                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
    Global Consumer                     772       759       767       750       766       746      845       901     3,048    3,258
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------

Global Corporate:
Salomon Smith Barney                    367       404       449       218       443       348     (396)       13     1,438      408
Emerging Markets Banking                308       248       277        76       283       206      (19)      220       909      690
Global Relationship Banking             147       150       137       125       109       175      (94)       30       559      220
Commercial Lines                        141       155       170       166       171       174      177       201       632      723

                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------
    Global Corporate                    963       957     1,033       585     1,006       903     (332)      464     3,538    2,041
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------

SSB Citi Asset Management Group          53        58        71        61        75        74       73        51       243      273
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------

Corporate / Other                      (147)     (112)     (119)        8      (149)      (43)      47       (14)     (370)    (159)
                                    -------   -------   -------   -------   -------   -------   ------   -------   -------  -------

-----------------------------------------------------------------------------------------------------------------------------------
Total Business Income                 1,641     1,662     1,752     1,404     1,698     1,680      633     1,402     6,459    5,413
-----------------------------------------------------------------------------------------------------------------------------------

Investment Activities                   174       246       342       530       463       369       96         1     1,292      929

-----------------------------------------------------------------------------------------------------------------------------------
Total Core Income                   $ 1,815   $ 1,908   $ 2,094   $ 1,934   $ 2,161   $ 2,049   $  729   $ 1,403   $ 7,751  $ 6,342
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -------                                -------

GLOBAL CONSUMER                                                 citigroup [LOGO]
CITIBANKING NORTH AMERICA
(In millions of dollars)

                                                                    ------                              ------
                                           1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q   Full Year Full Year
                                          1997     1997     1997     1997     1998     1998     1998     1998     1997     1998
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Revenues                                 $  447   $  460   $  484   $  484   $  483   $  522   $  492   $  492   $1,875   $1,989
Adjusted Operating Expense                  395      399      409      408      412      437      417      439    1,611    1,705
Credit Costs (1)                             33       35       30       33       31       30       28       22      131      111
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes                     19       26       45       43       40       55       47       31      133      173
Income Taxes                                  9       10       22       21        8       21       20       11       62       60
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Core Income                              $   10   $   16   $   23   $   22   $   32   $   34   $   27   $   20   $   71   $  113
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)  $   11   $   11   $   11   $   11   $   11   $   12   $   12   $   12   $   11   $   12
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Return on Assets                           0.37%    0.58%    0.83%    0.79%    1.18%    1.14%    0.89%    0.66%    0.65%    0.94%
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
                                                                    ------                              ------

(1) Represents provision for loan losses.

GLOBAL CONSUMER                                                 citigroup [LOGO]
CARDS (1)
(In millions of dollars)

                                                                    ------                              ------
                                           1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q   Full Year Full Year
                                          1997     1997     1997     1997     1998     1998     1998     1998     1997     1998
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Adjusted Revenues                        $1,372   $1,342   $1,337   $1,379   $1,391   $1,797   $1,902   $2,018   $5,430   $7,108
Adjusted Operating Expense                  456      458      461      457      455      723      736      778    1,832    2,692
Credit Costs (2)                            701      732      686      689      717      885      846      805    2,808    3,253
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes                    215      152      190      233      219      189      320      435      790    1,163
Income Taxes                                 74       49       65       79       80       72      116      158      267      426
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Core Income                              $  141   $  103   $  125   $  154   $  139   $  117   $  204   $  277   $  523   $  737
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)  $   25   $   25   $   26   $   25   $   23   $   30   $   28   $   31   $   25   $   28
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Return on Assets                           2.29%    1.65%    1.91%    2.44%    2.45%    1.56%    2.89%    3.55%    2.09%    2.63%
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
                                                                    ------                              ------

(1) Includes U.S. Bankcards, Diners Club and Travelers Bank. The acquisition of the Universal Card was completed in the second quarter 1998.

(2)   Represents provision for loan losses (on a managed basis).

                                                                             -------                                 ---------
                                                  1Q        2Q        3Q        4Q        1Q        2Q       3Q          4Q
                                                 1997      1997      1997      1997      1998      1998     1998        1998
                                               -------   -------   -------   -------   -------   -------   -------   ---------
U.S. BANKCARDS DATA (1):
(in billions of dollars)
End of Period Managed Receivables              $  46.1   $  47.0   $  47.7   $  49.6   $  46.8   $  62.0   $  63.8   $    69.6
Total accounts (in millions)                      25.9      26.0      25.9      25.8      25.6      39.4      39.7        40.5
Charge volume                                  $  23.7   $  26.2   $  27.4   $  29.0   $  25.3   $  35.4   $  37.7   $    42.2

End of Period Loans
    On Balance Sheet                           $  18.2   $  20.3   $  19.1   $  20.2   $  16.5   $  17.3   $  19.8   $    21.9
    Securitized                                   25.4      24.2      26.0      26.8      27.8      41.5      40.6        44.3
    Held for Sale                                  2.0       2.0       2.0       2.0       2.0       2.5       2.6         2.9
                                               -------   -------   -------   -------   -------   -------   -------   ---------
       Total                                   $  45.6   $  46.5   $  47.1   $  49.0   $  46.3   $  61.3   $  63.0   $    69.1
                                               =======   =======   =======   =======   =======   =======   =======   =========

Average Loans
    On Balance Sheet                           $  18.8   $  19.1   $  19.8   $  19.0   $  17.3   $  21.0   $  19.3   $    20.9
    Securitized                                   25.1      24.7      24.8      26.3      27.6      37.0      40.2        41.5
    Held for Sale                                  2.0       2.0       2.0       2.0       2.0       2.5       2.5         2.7
                                               -------   -------   -------   -------   -------   -------   -------   ---------
       Total                                   $  45.9   $  45.8   $  46.6   $  47.3   $  46.9   $  60.5   $  62.0   $    65.1
                                               =======   =======   =======   =======   =======   =======   =======   =========

Write-offs (in millions of dollars)
    On Balance Sheet                           $   228   $   253   $   239   $   229   $   214   $   271   $   229   $     222
    Securitized                                    402       404       378       403       431       544       542         536
    Held for Sale                                   32        33        30        31        31        37        34          32
                                               -------   -------   -------   -------   -------   -------   -------   ---------
       Total                                   $   662   $   690   $   647   $   663   $   676   $   852   $   805   $     790
                                               =======   =======   =======   =======   =======   =======   =======   =========

Coincident Net Credit Loss Rate                   5.85%     6.04%     5.50%     5.56%     5.85%     5.65%     5.15%       4.82%

12 Month Lagged Net Credit Loss Rate (ex-UCS)     6.16%     6.44%     5.88%     5.82%     5.98%     5.92%     5.43%       5.30%

90+ Days Past Due
    In millions of dollars                     $   894   $   855   $   818   $   868   $   855   $   956   $   939   $   1,001
    %                                             1.96%     1.84%     1.74%     1.77%     1.85%     1.56%     1.49%       1.45%

% of Gross Write-offs that are Bankruptcies
    (excluding Travelers Bank)                      37%       40%       40%       41%       37%       41%       43%         43%
                                                                             -------                                 ---------

(1)   Includes U.S. Bankcards and Travelers Bank.

GLOBAL CONSUMER                                                 citigroup [LOGO]
MORTGAGE BANKING
(In millions of dollars)

                                                                     ----                            -----
                                              1Q      2Q      3Q      4Q      1Q      2Q      3Q      4Q      Full Year    Full Year
                                             1997    1997    1997    1997    1998    1998    1998    1998        1997        1998
                                             ----    ----    ----    ----    ----    ----    ----    -----       ----        ----
Revenues                                     $130    $134    $119    $136    $139    $137    $145    $ 137       $519        $558
Adjusted Operating Expense                     58      57      59      60      59      61      62       61        234         243
Credit Costs (1)                               32      25      16      14      13       9       3       (5)        87          20
                                             ----    ----    ----    ----    ----    ----    ----    -----       ----        ----
Core Income Before Taxes                       40      52      44      62      67      67      80       81        198         295
Income Taxes                                   16      22      19      24      25      26      32       37         81         120
                                             ----    ----    ----    ----    ----    ----    ----    -----       ----        ----
Core Income                                  $ 24    $ 30    $ 25    $ 38    $ 42    $ 41    $ 48    $  44       $117        $175
                                             ====    ====    ====    ====    ====    ====    ====    =====       ====        ====

Average Assets (in billions of dollars)      $ 23    $ 23    $ 24    $ 24    $ 25    $ 25    $ 25    $  26       $ 24        $ 25
                                             ====    ====    ====    ====    ====    ====    ====    =====       ====        ====
Return on Assets                             0.42%   0.52%   0.41%   0.63%   0.68%   0.66%   0.76%    0.67%      0.49%       0.70%
                                             ====    ====    ====    ====    ====    ====    ====    =====       ====        ====
                                                                     ----                            -----

(1)   Represents provision for loan losses.

GLOBAL CONSUMER                                                 citigroup [LOGO]
CONSUMER FINANCE SERVICES*
(In millions of dollars)

                                                                                          --------
                                                            1Q         2Q         3Q         4Q          1Q          2Q
                                                           1997       1997       1997       1997        1998        1998
                                                         --------   --------   --------   --------   ---------   ---------
NET REVENUES **                                          $    235   $    246   $    282   $    304   $     309   $     326

CORE INCOME                                              $     44   $     51   $     55   $     63   $      59   $      60

Net receivables:
    Real estate-secured loans (1)                        $3,697.2   $3,991.4   $4,910.6   $5,106.6   $ 5,324.7   $ 5,673.4
    Personal loans (2)                                    3,178.0    3,246.9    3,729.9    3,831.5     3,868.9     4,007.4
    Sales finance and other                                 513.0      548.4      751.4      848.7       866.3       893.7
                                                         --------   --------   --------   --------   ---------   ---------
       Consumer finance receivables,
              net of unearned finance charges             7,388.2    7,786.7    9,391.9    9,786.8    10,059.9    10,574.5
    Accrued interest receivable                              46.0       49.6       66.4       77.1        75.8        79.1
    Allowance for credit losses                            (222.5)    (229.9)    (291.7)    (288.0)     (294.6)     (317.3)
                                                         --------   --------   --------   --------   ---------   ---------
       Consumer finance receivables, net                 $7,211.7   $7,606.4   $9,166.6   $9,575.9   $ 9,841.1   $10,336.3
                                                         ========   ========   ========   ========   =========   =========

Number of offices                                             855        853      1,055      1,024       1,023       1,005

Average yield                                               15.23%     15.14%     15.30%     15.25%      14.91%      14.94%
Average net interest margin                                  8.48%      8.39%      8.64%      8.66%       8.35%       8.43%
Charge-off rate (3)                                          2.99%      2.99%      2.87%      2.51%       2.93%       2.79%
60+ days past due as % of receivables                        1.70%      1.62%      1.68%      1.85%       1.82%       1.74%
Reserves as % of net receivables                             3.01%      2.95%      3.11%      2.94%       2.93%       3.00%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                          $1,307.8   $1,510.8   $1,689.1   $1,887.9   $ 2,052.8   $ 2,272.8
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                             $  383.3   $  381.5   $  373.6   $  367.8   $   359.8   $   351.3
                                                                                          --------

                                                           ---------
                                                               4Q     Full Year   Full Year
                                                              1998       1997        1998
                                                           ---------   --------   ---------
NET REVENUES **                                            $     361   $  1,067   $   1,338

CORE INCOME                                                $      73   $    213   $     264

Net receivables:
    Real estate-secured loans (1)                          $ 6,659.5   $5,106.6   $ 6,659.5
    Personal loans (2)                                       4,275.2    3,831.5     4,275.2
    Sales finance and other                                    990.8      848.7       990.8
                                                           ---------   --------   ---------
       Consumer finance receivables,
              net of unearned finance charges               11,925.5    9,786.8    11,925.5
    Accrued interest receivable                                 99.2       77.1        99.2
    Allowance for credit losses                               (369.7)    (288.0)     (369.7)
                                                           ---------   --------   ---------
       Consumer finance receivables, net                   $11,655.0   $9,575.9   $11,655.0
                                                           =========   ========   =========

Number of offices                                                980      1,024         980

Average yield                                                  14.74%     15.24%      14.88%
Average net interest margin                                     8.57%      8.56%       8.46%
Charge-off rate (3)                                             2.67%      2.82%       2.75%
60+ days past due as % of receivables                           1.90%      1.85%       1.90%
Reserves as % of net receivables                                3.10%      2.94%       3.10%

(1) Includes fully secured $.M.A.R.T. receivables,
    as follows:                                            $ 2,604.6   $1,887.9   $ 2,604.6
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
    receivables, as follows:                               $   345.6   $  367.8   $   345.6
                                                           ---------

(3) The modest apparent increase in charge-off rate reflects a temporary benefit in the year ago period resulting from a difference in charge-off policy on the Security Pacific business acquired in the previous quarter.

* Prior periods have been restated to conform accounting policies and to eliminate results of Travelers Bank, now included in Cards.

**    Revenues (excluding realized gains), net of interest expense.

Note: Financial data for Security Pacific Financial Services is included from the date of acquisition (July 31, 1997).

GLOBAL CONSUMER                                                 citigroup [LOGO]
TRAVELERS LIFE AND ANNUITY - Page 1
(In millions of dollars)

                                                                                        ---------
                                                           1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                          1997       1997       1997       1997       1998       1998       1998
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET REVENUES*                                          $     613  $     649  $     650  $     758  $     695  $     766  $     713

CORE INCOME                                            $     101  $     105  $     106  $     112  $     118  $     130  $     123

Pre-tax contribution by source:
Deferred and payout annuities                          $    75.8  $    73.9  $    74.7  $    86.2  $    87.6  $    93.8  $    82.0
Group annuities                                             22.7       26.6       26.2       25.0       31.5       28.3       36.4
Life and long term care insurance                           35.0       36.1       35.0       37.4       37.9       39.3       34.6
Other (includes run-off and return on excess capital)       19.7       23.8       26.9       20.2       24.1       37.6       37.6
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $   153.2  $   160.4  $   162.8  $   168.8  $   181.1  $   199.0  $   190.6
                                                       =========  =========  =========  =========  =========  =========  =========

Deferred annuities:
Number of annuities in force (000):
    Fixed                                                  402.9      415.9      411.8      408.9      404.9      398.2      392.5
    Variable                                               293.5      308.7      326.7      381.0      413.1      439.0      466.4
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                               696.4      724.6      738.5      789.9      818.0      837.2      858.9
                                                       =========  =========  =========  =========  =========  =========  =========
Number of annuities issued (000):
    Fixed                                                    7.8       10.2        5.2        6.7        5.4        4.4        3.5
    Variable                                                29.1       32.4       33.5       34.4       37.7       35.9       36.4
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                                36.9       42.6       38.7       41.1       43.1       40.3       39.9
                                                       =========  =========  =========  =========  =========  =========  =========
Net written premiums & deposits:
    Fixed                                              $   144.1  $   241.7  $   142.4  $   250.7  $   232.7  $   187.2  $   181.0
    Variable                                               429.7      386.0      431.9      527.8      587.1      587.1      691.9
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $   573.8  $   627.7  $   574.3  $   778.5  $   819.8  $   774.3  $   872.9
                                                       =========  =========  =========  =========  =========  =========  =========
Policyholder account balances & benefit reserves: (1)
    Fixed                                              $ 7,240.8  $ 7,340.5  $ 7,310.8  $ 7,358.7  $ 7,411.6  $ 7,361.8  $ 7,339.3
    Variable                                             6,308.7    7,376.0    8,307.9    8,704.9   10,132.8   10,788.7   10,178.9
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $13,549.5  $14,716.5  $15,618.7  $16,063.6  $17,544.4  $18,150.5  $17,518.2
                                                       =========  =========  =========  =========  =========  =========  =========

Payout annuities:
Net written premiums & deposits                        $    54.7  $    68.2  $    49.0  $   138.0  $    81.0  $   106.8  $    76.1
Policyholder account balances & benefit reserves       $ 4,403.6  $ 4,426.0  $ 4,429.7  $ 4,522.2  $ 4,558.1  $ 4,602.2  $ 4,626.9

GIC and other annuities:
Net written premiums & deposits (2)                    $   592.4  $   563.8  $   301.5  $   651.0  $   778.9  $   921.6  $ 1,005.4
Policyholder account balances & benefit reserves: (1)
    Guaranteed investment contracts                    $ 1,697.6  $ 1,976.1  $ 2,026.5  $ 2,367.6  $ 2,633.2  $ 3,018.1  $ 3,748.2
    Other group annuities                                4,991.3    5,122.0    5,212.4    5,051.4    5,040.1    5,052.9    4,962.6
                                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                                           $ 6,688.9  $ 7,098.1  $ 7,238.9  $ 7,419.0  $ 7,673.3  $ 8,071.0  $ 8,710.8
                                                       =========  =========  =========  =========  =========  =========  =========
                                                                                        ---------

                                                        ---------
                                                            4Q     Full Year  Full Year
                                                           1998       1997       1998
                                                        ---------  ---------  ---------
NET REVENUES*                                           $     832  $   2,670  $   3,006

CORE INCOME                                             $     125  $     424  $     496

Pre-tax contribution by source:
Deferred and payout annuities                           $    88.6  $   310.6  $   352.0
Group annuities                                              24.1      100.5      120.3
Life and long term care insurance                            42.6      143.5      154.4
Other (includes run-off and return on excess capital)        33.1       90.6      132.4
                                                        ---------  ---------  ---------
       Total                                            $   188.4  $   645.2  $   759.1
                                                        =========  =========  =========

Deferred annuities:
Number of annuities in force (000):
    Fixed                                                   389.8      408.9      389.8
    Variable                                                490.0      381.0      490.0
                                                        ---------  ---------  ---------
       Total                                                879.8      789.9      879.8
                                                        =========  =========  =========
Number of annuities issued (000):
    Fixed                                                     3.9       29.9       17.2
    Variable                                                 33.6      129.4      143.6
                                                        ---------  ---------  ---------
       Total                                                 37.5      159.3      160.8
                                                        =========  =========  =========
Net written premiums & deposits:
    Fixed                                               $   173.1  $   778.9  $   774.0
    Variable                                                784.6    1,775.4    2,650.7
                                                        ---------  ---------  ---------
       Total                                            $   957.7  $ 2,554.3  $ 3,424.7
                                                        =========  =========  =========
Policyholder account balances & benefit reserves: (1)
    Fixed                                               $ 7,348.9  $ 7,358.7  $ 7,348.9
    Variable                                             12,500.1    8,704.9   12,500.1
                                                        ---------  ---------  ---------
       Total                                            $19,849.0  $16,063.6  $19,849.0
                                                        =========  =========  =========

Payout annuities:
Net written premiums & deposits                         $   165.1  $   309.9  $   429.0
Policyholder account balances & benefit reserves        $ 4,743.6  $ 4,522.2  $ 4,743.6

GIC and other annuities:
Net written premiums & deposits (2)                     $   983.7  $ 2,108.7  $ 3,689.6
Policyholder account balances & benefit reserves: (1)
    Guaranteed investment contracts                     $ 4,170.7  $ 2,367.6  $ 4,170.7
    Other group annuities                                 4,929.6    5,051.4    4,929.6
                                                        ---------  ---------  ---------
       Total                                            $ 9,100.3  $ 7,419.0  $ 9,100.3
                                                        =========  =========  =========
                                                        ---------

(1)   Includes general account, separate accounts and managed funds.

(2)   Excludes deposits of $33.0, $136.0, $182.0 and $2.0 in the 1997 first, second, third and fourth quarters, respectively, and $13.0, $197.0, $14.0 and $33.3 in the 1998 first, second, third and fourth quarters, respectively, related to Travelers plans previously managed externally.

*     Revenues (excluding realized gains), net of interest expense.

GLOBAL CONSUMER                                                 citigroup [LOGO]
TRAVELERS LIFE AND ANNUITY - Page 2
(In millions of dollars)

                                                                                       --------
                                                      1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                     1997        1997        1997        1997        1998        1998        1998
                                                   --------    --------    --------    --------    --------    --------    --------
Individual life insurance:
Life insurance in force (in billions, face amt.):
    Term                                           $   29.5    $   29.6    $   29.7    $   30.1    $   30.6    $   30.9    $   31.4
    Permanent (universal and whole life)               21.0        21.1        21.2        21.5        21.8        22.3        22.8
                                                   --------    --------    --------    --------    --------    --------    --------
       Total                                       $   50.5    $   50.7    $   50.9    $   51.6    $   52.4    $   53.2    $   54.2
                                                   ========    ========    ========    ========    ========    ========    ========

Number of life policies in force (000)                540.2       535.3       530.1       528.3       525.2       522.9       520.0

Life insurance issued (in billions, face amt.)     $    1.5    $    1.5    $    1.5    $    2.0    $    2.0    $    2.1    $    2.2
Number of life policies issued (000)                    5.4         5.7         5.2         8.2         7.1         7.9         6.8

Net written premiums and deposits:
    Direct periodic premiums and deposits          $   71.2    $   68.5    $   71.6    $   79.1    $   76.2    $   78.2    $   77.9
    Single premium deposits                            11.9        13.7        13.6        17.2        23.8        20.5        17.1
    Reinsurance                                       (13.3)      (14.2)      (15.7)      (15.1)      (14.8)      (16.0)      (16.5)
                                                   --------    --------    --------    --------    --------    --------    --------
       Total                                       $   69.8    $   68.0    $   69.5    $   81.2    $   85.2    $   82.7    $   78.5
                                                   ========    ========    ========    ========    ========    ========    ========

Policyholder account balances & benefit reserves   $2,192.8    $2,222.1    $2,257.3    $2,283.4    $2,327.1    $2,360.0    $2,366.9

Individual long term care insurance:
Number of policies in force (000)                      84.3        90.6        96.2       102.1       107.7       113.6       118.5
Net earned premiums                                $   34.9    $   39.1    $   41.2    $   44.1    $   45.6    $   48.7    $   51.8
Net written premiums                               $   42.5    $   43.3    $   43.7    $   54.3    $   44.5    $   53.7    $   53.3

All businesses:
Net investment income                              $  439.9    $  459.9    $  463.2    $  472.1    $  480.3    $  496.4    $  474.0
Interest credited to contractholders               $  197.6    $  204.6    $  209.6    $  217.7    $  215.0    $  210.3    $  220.3

Statutory data:
Travelers Insurance Company
    Statutory capital and surplus                  $3,555.5    $3,625.9    $3,808.4    $4,117.3    $4,142.6    $4,370.3    $4,230.5
    Surplus to liabilities ratio                       17.7%       18.0%       18.9%       19.9%       19.4%       20.0%       18.2%
                                                                                       --------

                                                      --------
                                                         4Q      Full Year   Full Year
                                                        1998        1997        1998
                                                      --------    --------    --------
Individual life insurance:
Life insurance in force (in billions, face amt.):
    Term                                              $   32.1    $   30.1    $   32.1
    Permanent (universal and whole life)                  23.3        21.5        23.3
                                                      --------    --------    --------
       Total                                          $   55.4    $   51.6    $   55.4
                                                      ========    ========    ========

Number of life policies in force (000)                   518.1       528.3       518.1

Life insurance issued (in billions, face amt.)        $    2.6    $    6.5    $    8.9
Number of life policies issued (000)                       7.4        24.5        29.2

Net written premiums and deposits:
    Direct periodic premiums and deposits             $   89.2    $  290.4    $  321.5
    Single premium deposits                               23.7        56.4        85.1
    Reinsurance                                          (18.7)      (58.3)      (66.0)
                                                      --------    --------    --------
       Total                                          $   94.2    $  288.5    $  340.6
                                                      ========    ========    ========

Policyholder account balances & benefit reserves      $2,436.1    $2,283.4    $2,436.1

Individual long term care insurance:
Number of policies in force (000)                        122.2       102.1       122.2
Net earned premiums                                   $   53.7    $  159.3    $  199.8
Net written premiums                                  $   61.5    $  183.8    $  213.0

All businesses:
Net investment income                                 $  508.9    $1,835.1    $1,959.6
Interest credited to contractholders                  $  230.8    $  829.5    $  876.4

Statutory data:
Travelers Insurance Company
    Statutory capital and surplus                     $4,764.0    $4,117.3    $4,764.0
    Surplus to liabilities ratio                          19.6%       19.9%       19.6%
                                                      --------

GLOBAL CONSUMER                                                 citigroup [LOGO]
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)

                                                                                       ----------
                                                        1Q         2Q          3Q          4Q          1Q          2Q
                                                       1997       1997        1997        1997        1998        1998
                                                    ---------  ----------  ----------  ----------  ----------  ----------
NET REVENUES*                                       $     372  $      378  $      381  $      391  $      400  $      420

CORE INCOME (1)
    Life insurance                                  $      64  $       69  $       68  $       71  $       75  $       80
    Other financial products                               14          13          17          19          20          23
                                                    ---------  ----------  ----------  ----------  ----------  ----------
       Total core business income                   $      78  $       82  $       85  $       90  $       95  $      103
                                                    =========  ==========  ==========  ==========  ==========  ==========

Face value (in billions) of:
  Life insurance issued                             $    12.0  $     14.1  $     13.1  $     13.4  $     13.0  $     15.8
  Life insurance in force                           $   361.5  $    365.4  $    368.1  $    369.9  $    372.5  $    377.5

Number of life policies issued (000)                     54.3        62.8        56.7        55.1        51.1        61.2
Number of life policies in force (000)                2,141.0     2,149.8     2,149.7     2,146.2     2,141.6     2,151.1

Annualized issued premiums                          $    41.1  $     47.9  $     44.5  $     43.1  $     40.8  $     48.7
Direct premiums                                     $   300.3  $    303.2  $    304.4  $    305.8  $    306.2  $    312.3
Earned premiums:
   PFS Individual term life                         $   241.2  $    243.5  $    242.3  $    240.1  $    244.7  $    248.8
   Other                                                 17.8        15.8        14.9        19.1        15.5        17.1
                                                    ---------  ----------  ----------  ----------  ----------  ----------
      Total                                         $   259.0  $    259.3  $    257.2  $    259.2  $    260.2  $    265.9
                                                    =========  ==========  ==========  ==========  ==========  ==========

Mutual fund sales at NAV:
    Salomon Smith Barney Asset Management funds     $   317.3  $    332.5  $    316.5  $    331.0  $    335.6  $    400.7
    Other funds                                         203.8       200.9       197.9       202.0       228.8       308.6
                                                    ---------  ----------  ----------  ----------  ----------  ----------
       Total U.S. mutual fund sales                     521.1       533.4       514.4       533.0       564.4       709.3
    Mutual fund sales - Canada                          200.9       136.0       121.5       129.1       204.3       123.9
                                                    ---------  ----------  ----------  ----------  ----------  ----------
       Total mutual fund sales                      $   722.0  $    669.4  $    635.9  $    662.1  $    768.7  $    833.2
                                                    =========  ==========  ==========  ==========  ==========  ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)  $   289.4  $    338.2  $    315.5  $    354.7  $    316.6  $    410.6

Variable annuity net written premiums and deposits  $    54.2  $     79.8  $    100.6  $    111.9  $    126.3  $    175.2

SECURE net written premiums (3)                     $     9.7  $     15.2  $     19.5  $     28.2  $     38.0  $     55.8

Agents licensed for:
    Life insurance                                     83,248      82,447      79,992      79,508      76,835      77,274
    Mutual funds                                       28,736      29,453      29,956      27,464      28,475      28,864
    $.M.A.R.T. / $.A.F.E. loans                        89,679      94,117      98,847      93,228      96,188      96,422
    Variable annuities                                  8,403       9,653      11,110      12,596      12,924      13,169
    Home & auto insurance                               6,638       7,228       7,990       8,658      10,051      11,123

Financial Needs Analyses submitted                     88,010     111,482     132,141     122,169     140,617     130,549
                                                                                       ----------

                                                                  ----------
                                                          3Q          4Q      Full Year    Full Year
                                                         1998        1998        1997        1998
                                                      ----------  ----------  ----------  ----------
NET REVENUES*                                         $      413  $      421  $    1,522  $    1,654

CORE INCOME (1)
    Life insurance                                    $       77  $       75  $      272  $      307
    Other financial products                                  22          28          63          93
                                                      ----------  ----------  ----------  ----------
       Total core business income                     $       99  $      103  $      335  $      400
                                                      ==========  ==========  ==========  ==========

Face value (in billions) of:
  Life insurance issued                               $     14.2  $     14.4  $     52.6  $     57.4
  Life insurance in force                             $    380.6  $    383.7  $    369.9  $    383.7

Number of life policies issued (000)                        55.6        55.7       228.9       223.6
Number of life policies in force (000)                   2,153.1     2,151.8     2,146.2     2,151.8

Annualized issued premiums                            $     45.0  $     44.8  $    176.6  $    179.3
Direct premiums                                       $    311.6  $    313.7  $  1,213.7  $  1,243.8
Earned premiums:
   PFS Individual term life                           $    246.1  $    247.3  $    967.1  $    986.9
   Other                                                    15.1        22.6        67.6        70.3
                                                      ----------  ----------  ----------  ----------
      Total                                           $    261.2  $    269.9  $  1,034.7  $  1,057.2
                                                      ==========  ==========  ==========  ==========

Mutual fund sales at NAV:
    Salomon Smith Barney Asset Management funds       $    383.9  $    341.4  $  1,297.3  $  1,461.6
    Other funds                                            249.8       197.3       804.6       984.5
                                                      ----------  ----------  ----------  ----------
       Total U.S. mutual fund sales                        633.7       538.7     2,101.9     2,446.1
    Mutual fund sales - Canada                              91.3        76.5       587.5       496.0
                                                      ----------  ----------  ----------  ----------
       Total mutual fund sales                        $    725.0  $    615.2  $  2,689.4  $  2,942.1
                                                      ==========  ==========  ==========  ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)    $    347.4  $    386.5  $  1,297.8  $  1,461.0

Variable annuity net written premiums and deposits    $    171.9  $    178.6  $    346.5  $    652.0

SECURE net written premiums (3)                       $     60.8  $     58.7  $     72.6  $    213.4

Agents licensed for:
    Life insurance                                        79,081      80,725      79,508      80,725
    Mutual funds                                          29,176      26,517      27,464      26,517
    $.M.A.R.T. / $.A.F.E. loans                          117,704     129,310      93,228     129,310
    Variable annuities                                    11,839      13,434      12,596      13,434
    Home & auto insurance                                 12,683      14,083       8,658      14,083

Financial Needs Analyses submitted                       132,771     131,080     453,802     535,017
                                                                  ----------

(1) The 4th quarter 1998 reflects a one time $4.5 million reclass of income from life insurance to other financial products as a result of bank holding company requirements.

(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of Consumer Finance Services.

(3) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.

*     Revenues (excluding realized gains), net of interest expense.

GLOBAL CONSUMER                                                 citigroup [LOGO]
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)

                                                                               ------                              ------
                                                      1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                                     1997     1997     1997     1997     1998     1998     1998     1998
                                                    ------   ------   ------   ------   ------   ------   ------   ------
NET REVENUES*                                       $  796   $  810   $  831   $  839   $  868   $  899   $  924   $  975

CORE INCOME                                         $   79   $   75   $   71   $   75   $   82   $   81   $   68   $   88

Net written premiums by product line: (1)
Auto                                                $478.0   $477.9   $490.9   $503.8   $555.7   $578.3   $590.8   $603.0
Homeowners and other                                 296.9    267.0    283.9    275.8    250.3    295.6    317.9    298.5
                                                    ------   ------   ------   ------   ------   ------   ------   ------
    Total net written premiums                      $774.9   $744.9   $774.8   $779.6   $806.0   $873.9   $908.7   $901.5
                                                    ======   ======   ======   ======   ======   ======   ======   ======

Net written premiums by distribution channel: (1)
Independent agents                                  $707.4   $654.0   $673.2   $668.3   $682.5   $718.0   $731.8   $720.3
Affinity group marketing                              36.7     43.9     49.2     50.3     53.4     61.0     72.9     76.9
SECURE                                                 9.7     15.2     19.5     28.2     38.0     55.8     60.8     58.7
Joint marketing arrangements                          21.1     31.8     32.9     32.8     32.1     39.1     43.2     45.6
                                                    ------   ------   ------   ------   ------   ------   ------   ------
    Total net written premiums                      $774.9   $744.9   $774.8   $779.6   $806.0   $873.9   $908.7   $901.5
                                                    ======   ======   ======   ======   ======   ======   ======   ======

Statutory ratio development:
Earned premiums                                     $709.6   $718.9   $743.6   $745.0   $770.8   $802.5   $835.7   $862.4

Losses and loss adjustment expenses                  434.4    466.7    474.9    476.8    502.7    523.5    580.9    574.1
Other underwriting expenses                          223.9    207.5    225.8    225.5    226.0    242.1    243.5    238.8
                                                    ------   ------   ------   ------   ------   ------   ------   ------
    Total deductions                                 658.3    674.2    700.7    702.3    728.7    765.6    824.4    812.9
                                                    ------   ------   ------   ------   ------   ------   ------   ------

Statutory underwriting gain                         $ 51.3   $ 44.7   $ 42.9   $ 42.7   $ 42.1   $ 36.9   $ 11.3   $ 49.5
                                                    ======   ======   ======   ======   ======   ======   ======   ======

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                61.2%    64.9%    63.9%    64.0%    65.2%    65.2%    69.5%    66.6%
Other underwriting expense ratio                      28.9%    27.9%    29.1%    28.9%    28.0%    27.7%    26.8%    26.5%
                                                    ------   ------   ------   ------   ------   ------   ------   ------
    Combined ratio                                    90.1%    92.8%    93.0%    92.9%    93.2%    92.9%    96.3%    93.1%
                                                    ======   ======   ======   ======   ======   ======   ======   ======

Net investment income (pre-tax)                     $ 86.0   $ 87.7   $ 86.1   $ 93.2   $ 95.4   $ 94.8   $ 88.6   $109.6
Effective tax rate on net investment income           31.1%    30.8%    30.4%    29.3%    29.4%    28.5%    27.4%    28.7%
Catastrophe losses, net of reinsurance (after-tax)  $   --   $  4.5   $   --   $  5.3   $  8.6   $ 13.1   $ 21.8   $   --
                                                                               ------                              ------

                                                     Full Year  Full Year
                                                        1997       1998
                                                      --------   --------
NET REVENUES*                                         $  3,276   $  3,666

CORE INCOME                                           $    300   $    319

Net written premiums by product line: (1)
Auto                                                  $1,950.6   $2,327.8
Homeowners and other                                   1,123.6    1,162.3
                                                      --------   --------
    Total net written premiums                        $3,074.2   $3,490.1
                                                      ========   ========

Net written premiums by distribution channel: (1)
Independent agents                                    $2,702.9   $2,852.6
Affinity group marketing                                 180.1      264.2
SECURE                                                    72.6      213.3
Joint marketing arrangements                             118.6      160.0
                                                      --------   --------
    Total net written premiums                        $3,074.2   $3,490.1
                                                      ========   ========

Statutory ratio development:
Earned premiums                                       $2,917.1   $3,271.4

Losses and loss adjustment expenses                    1,852.8    2,181.2
Other underwriting expenses                              882.7      950.4
                                                      --------   --------
    Total deductions                                   2,735.5    3,131.6
                                                      --------   --------

Statutory underwriting gain                           $  181.6   $  139.8
                                                      ========   ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                    63.5%      66.7%
Other underwriting expense ratio                          28.7%      27.2%
                                                      --------   --------
    Combined ratio                                        92.2%      93.9%
                                                      ========   ========

Net investment income (pre-tax)                       $  353.0   $  388.4
Effective tax rate on net investment income               30.4%      28.5%
Catastrophe losses, net of reinsurance (after-tax)    $    9.8   $   43.5

(1) The first quarter and full year 1997 net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $68.7 million. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 61.2%, 28.6% and 89.8%, respectively, and for the 1997 full year were 63.5%, 28.6% and 92.1%, respectively.

*     Revenues (excluding realized gains), net of interest expense.

GLOBAL CONSUMER                                                 citigroup [LOGO]
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)

                                                                               ----                        ----
                                                           1Q     2Q     3Q     4Q     1Q     2Q     3Q     4Q  Full Year  Full Year
                                                          1997   1997   1997   1997   1998   1998   1998   1998    1997       1998
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Revenues                                                  $457   $465   $466   $476   $454   $479   $496   $525   $1,864     $1,954
Adjusted Operating Expense                                 339    328    320    336    319    338    329    360    1,323      1,346
Credit Costs (1)                                            70     69     68     67     70     67     72     83      274        292
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Core Income Before Taxes                                    48     68     78     73     65     74     95     82      267        316
Income Taxes                                                23     30     34     42     28     45     48     40      129        161
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Core Income                                               $ 25   $ 38   $ 44   $ 31   $ 37   $ 29   $ 47   $ 42   $  138     $  155
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======

Average Assets (in billions of dollars)                   $ 21   $ 21   $ 21   $ 21   $ 21   $ 21   $ 21   $ 22   $   21     $   21
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======
Return on Assets                                          0.48%  0.73%  0.83%  0.59%  0.71%  0.55%  0.89%  0.76%    0.66%      0.74%
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======
                                                                               ----                        ----

ASIA PACIFIC
(In millions of dollars)

                                                                               ----                        ----
                                                           1Q     2Q     3Q     4Q     1Q     2Q     3Q     4Q  Full Year  Full Year
                                                          1997   1997   1997   1997   1998   1998   1998   1998    1997       1998
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Revenues                                                  $455   $476   $459   $409   $399   $438   $442   $494   $1,799     $1,773
Adjusted Operating Expense                                 243    260    267    254    235    253    232    248    1,024        968
Credit Costs (1)                                            44     49     49     59     50     64     63     74      201        251
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Core Income Before Taxes                                   168    167    143     96    114    121    147    172      574        554
Income Taxes                                                47     45     32     22     27     27     38     52      146        144
                                                          ----   ----   ----   ----   ----   ----   ----   ----   ------     ------
Core Income                                               $121   $122   $111   $ 74   $ 87   $ 94   $109   $120   $  428     $  410
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======

Average Assets (in billions of dollars)                   $ 27   $ 28   $ 28   $ 27   $ 27   $ 28   $ 28   $ 29   $   28     $   28
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======
Return on Assets                                          1.82%  1.75%  1.57%  1.09%  1.31%  1.35%  1.54%  1.64%    1.53%      1.46%
                                                          ====   ====   ====   ====   ====   ====   ====   ====   ======     ======
                                                                               ----                        ----

(1)   Represents provision for loan losses.

GLOBAL CONSUMER                                                  citigroup[LOGO]
LATIN AMERICA
(In millions of dollars)

                                    1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q    Full Year  Full Year
                                   1997      1997      1997      1997      1998      1998      1998      1998      1997      1998
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Revenues                          $  356    $  370    $  357    $  363    $  345    $  360    $  422    $  435    $1,446    $1,562
Adjusted Operating Expense           213       230       232       248       233       248       287       303       923     1,071
Credit Costs (1)                      48        50        48        46        49        61        74        81       192       265
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Core Income Before Taxes              95        90        77        69        63        51        61        51       331       226
Income Taxes                          15        13        18        12        17         9        15        22        58        63
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Core Income                       $   80    $   77    $   59    $   57    $   46    $   42    $   46    $   29    $  273    $  163
                                  ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Average Assets (in billions
  of dollars)                     $    8    $    8    $    9    $    9    $    9    $   10    $   13    $   14    $    8    $   12
                                  ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Return on Assets                    4.06%     3.86%     2.60%     2.51%     2.07%     1.68%     1.40%     0.82%     3.41%     1.36%
                                  ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

(1) Represents provision for loan losses.

GLOBAL CONSUMER
GLOBAL PRIVATE BANK
(In millions of dollars)

                               1Q         2Q         3Q          4Q        1Q        2Q        3Q         4Q    Full Year  Full Year
                              1997       1997       1997        1997      1998      1998      1998       1998      1997       1998
                             ------     ------     ------      ------    ------    ------    ------     ------    ------     ------
Adjusted Revenues            $  246     $  249     $  264      $  259    $  250    $  272    $  266     $  273    $1,018     $1,061
Adjusted Operating Expense      152        166        172         180       177       182       180        186       670        725
Credit Costs (1)                 (1)        (1)        (8)         (9)       (8)       (3)       (7)         2       (19)       (16)
                             ------     ------     ------      ------    ------    ------    ------     ------    ------     ------
Core Income Before Taxes         95         84        100          88        81        93        93         85       367        352
Income Taxes                     24         18         21          23        22        28        28         20        86         98
                             ------     ------     ------      ------    ------    ------    ------     ------    ------     ------
Core Income                  $   71     $   66     $   79      $   65    $   59    $   65    $   65     $   65    $  281     $  254
                             ======     ======     ======      ------    ======    ======    ======     ------    ======     ======

Average Assets (in
  billions of dollars)       $   17     $   17     $   17      $   17    $   16    $   16    $   17     $   18    $   17     $   17
                             ======     ======     ======      ======    ======    ======    ======     ======    ======     ======
Return on Assets               1.69%      1.56%      1.84%       1.52%     1.50%     1.63%     1.52%      1.43%     1.65%      1.49%
                             ======     ======     ======      ======    ======    ======    ======     ======    ======     ======

(1) Represents provision for loan losses, net cost to carry, and net OREO benefits (costs).

GLOBAL CONSUMER                                                  citigroup[LOGO]
e-CITI (1)
(In millions of dollars)

                               1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q    Full Year  Full Year
                              1997     1997     1997     1997     1998     1998     1998     1998     1997        1998
                             -----    -----    -----    -----    -----    -----    -----    -----    -----       -----
Revenues                     $  24    $  26    $  30    $  32    $  29    $  34    $  37    $  47    $ 112       $ 147
Adjusted Operating Expense      43       51       67       78       78       93       91      117      239         379
Credit Costs (2)                 1        1        1        1        1        1       --        1        4           3
                             -----    -----    -----    -----    -----    -----    -----    -----    -----       -----
Core Income Before Taxes       (20)     (26)     (38)     (47)     (50)     (60)     (54)     (71)    (131)       (235)
Income Taxes                    (9)     (10)     (14)     (19)     (22)     (23)     (20)     (28)     (52)        (93)
                             -----    -----    -----    -----    -----    -----    -----    -----    -----       -----
Core Income                  $ (11)   $ (16)   $ (24)   $ (28)   $ (28)   $ (37)   $ (34)   $ (43)   $ (79)      $(142)
                             =====    =====    =====    -----    =====    =====    =====    -----    =====       =====

(1) Includes development of electronic banking initiatives.
(2) Represents provision for loan losses.

GLOBAL CONSUMER
OTHER (1)
(In millions of dollars)

                               1Q      2Q       3Q       4Q       1Q       2Q       3Q       4Q    Full Year   Full Year
                              1997    1997     1997     1997     1998     1998     1998     1998      1997        1998
                             -----   -----    -----    -----    -----    -----    -----    -----     -----       -----
Revenues                     $  26   $  29    $  26    $  24    $  27    $  21    $  23    $  26     $ 105       $  97
Operating Expense               12      20       22       36       29       44       71       92        90         236
                             -----   -----    -----    -----    -----    -----    -----    -----     -----       -----
Core Income Before Taxes        14       9        4      (12)      (2)     (23)     (48)     (66)       15        (139)
Income Taxes                     5      (1)      (4)      (9)      --      (10)     (19)     (24)       (9)        (53)
                             -----   -----    -----    -----    -----    -----    -----    -----     -----       -----
Core Income                  $   9   $  10    $   8    $  (3)   $  (2)   $ (13)   $ (29)   $ (42)    $  24       $ (86)
                             =====   =====    =====    -----    =====    =====    =====    -----     =====       =====
Average Assets (in
  billions of dollars)       $  --   $  --    $  --    $  --    $   1    $   1    $   2    $   4     $  --       $   2
                             =====   =====    =====    -----    =====    =====    =====    -----     =====       =====

(1) Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE                                                 citigroup[LOGO]
SALOMON SMITH BARNEY - Page 1
(In millions of dollars)
(excluding Asset Management division)

                                                    1Q           2Q           3Q           4Q           1Q           2Q
                                                   1997         1997         1997         1997         1998         1998
                                                ---------    ---------    ---------    ---------    ---------    ---------
Revenues:
  Commissions                                   $   713.2    $   682.8    $   780.8    $   779.0    $   792.5    $   781.0
  Asset management and administration fees          221.1        225.9        261.5        289.2        295.9        339.7
  Investment banking                                475.6        469.3        578.7        558.3        616.2        632.5
  Principal transactions                            761.8        708.4        788.5        242.3        778.8        314.9
  Other income                                       32.4         25.6         47.7         43.1         33.4         49.8
                                                ---------    ---------    ---------    ---------    ---------    ---------
    Total non-interest revenues                   2,204.1      2,112.0      2,457.2      1,911.9      2,516.8      2,117.9
                                                ---------    ---------    ---------    ---------    ---------    ---------
  Interest and dividends                          2,487.3      3,003.6      3,203.3      3,335.2      3,315.0      3,464.8
  Interest expense                                2,160.1      2,568.2      2,832.3      2,935.7      2,914.0      3,059.9
                                                ---------    ---------    ---------    ---------    ---------    ---------
    Net interest and dividends                      327.2        435.4        371.0        399.5        401.0        404.9
                                                ---------    ---------    ---------    ---------    ---------    ---------
      Total revenues, net of interest expense     2,531.3      2,547.4      2,828.2      2,311.4      2,917.8      2,522.8
                                                ---------    ---------    ---------    ---------    ---------    ---------
Non-interest expenses:
  Compensation and benefits                       1,443.9      1,407.0      1,589.3      1,451.5      1,680.0      1,499.7
  Communications                                    118.5        121.7        124.5        120.2        114.2        113.0
  Occupancy and equipment                           102.5        105.6        104.7        104.1        101.0        101.5
  Floor brokerage and other production               85.2         86.3         98.2        117.0        108.9        105.1
  Other operating and administrative expenses       174.2        166.5        179.6        194.1        202.6        161.5
                                                ---------    ---------    ---------    ---------    ---------    ---------
      Total noninterest expenses                  1,924.3      1,887.1      2,096.3      1,986.9      2,206.7      1,980.8
                                                ---------    ---------    ---------    ---------    ---------    ---------
Core Income before income taxes                     607.0        660.3        731.9        324.5        711.1        542.0
Provision for income taxes                          239.5        256.2        282.9        106.9        268.6        194.4
                                                ---------    ---------    ---------    ---------    ---------    ---------
   Core Income                                  $   367.5    $   404.1    $   449.0    $   217.6    $   442.5    $   347.6
                                                =========    =========    =========    ---------    =========    =========
Total equity  (in billions) (1)                 $     7.9    $     8.1    $     8.4    $     8.5    $     8.9    $     9.3
Return on equity (1)                                 21.7%        23.2%        25.3%        12.5%        23.1%        18.2%
Pre-tax profit margin                                24.0%        25.9%        25.9%        14.0%        24.4%        21.5%
Non-compensation expenses as a percent of
   net revenues                                      19.0%        18.8%        17.9%        23.2%        18.1%        19.1%

                                                       3Q            4Q       Full Year    Full Year
                                                      1998          1998         1997         1998
                                                   ---------     ---------    ---------    ---------
Revenues:
  Commissions                                      $   794.1     $   835.3    $ 2,955.8    $ 3,202.9
  Asset management and administration fees             345.3         327.0        997.7      1,307.9
  Investment banking                                   514.1         518.4      2,081.9      2,281.2
  Principal transactions                            (1,331.8)        122.5      2,501.0       (115.6)
  Other income                                          32.6          84.0        148.8        199.8
                                                   ---------     ---------    ---------    ---------
    Total non-interest revenues                        354.3       1,887.2      8,685.2      6,876.2
                                                   ---------     ---------    ---------    ---------
  Interest and dividends                             3,335.7       2,773.8     12,029.4     12,889.3
  Interest expense                                   3,005.0       2,453.7     10,496.3     11,432.6
                                                   ---------     ---------    ---------    ---------
    Net interest and dividends                         330.7         320.1      1,533.1      1,456.7
                                                   ---------     ---------    ---------    ---------
      Total revenues, net of interest expense          685.0       2,207.3     10,218.3      8,332.9
                                                   ---------     ---------    ---------    ---------
Non-interest expenses:
  Compensation and benefits                            874.9       1,617.7      5,891.7      5,672.3
  Communications                                       115.7         123.0        484.9        465.9
  Occupancy and equipment                              101.3         109.7        416.9        413.5
  Floor brokerage and other production                 108.2         119.9        386.7        442.1
  Other operating and administrative expenses          125.7         218.3        714.4        708.1
                                                   ---------     ---------    ---------    ---------
      Total noninterest expenses                     1,325.8       2,188.6      7,894.6      7,701.9
                                                   ---------     ---------    ---------    ---------
Core Income before income taxes                       (640.8)         18.7      2,323.7        631.0
Provision for income taxes                            (245.3)          5.5        885.5        223.2
                                                   ---------     ---------    ---------    ---------
   Core Income                                     $  (395.5)    $    13.2    $ 1,438.2    $   407.8
                                                   =========     ---------    =========    =========
Total equity  (in billions) (1)                    $     8.7     $     8.9    $     8.5    $     8.9
Return on equity (1)                                  -14.5%           3.4%        20.5%         7.5%
Pre-tax profit margin                                 -93.5%           0.8%        22.7%         7.6%
Non-compensation expenses as a percent of
   net revenues                                         65.8%         25.9%        19.6%        24.4%

(1) Total equity and return on equity for Salomon Smith Barney in total (includes Salomon Smith Barney Asset Management).

GLOBAL CORPORATE                                                 citigroup[LOGO]
SALOMON SMITH BARNEY - Page 2
(In millions of dollars)

                                                      1Q            2Q            3Q            4Q            1Q            2Q
                                                     1997          1997          1997          1997          1998          1998
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Client Assets (in billions)
Assets under fee-based management:
   Financial Consultant managed accounts          $      8.5    $      9.8    $     11.1    $     11.6    $     13.3    $     14.3
   Consulting Group externally managed assets           46.7          53.1          58.4          59.7          67.1          69.3
                                                  ----------    ----------    ----------    ----------    ----------    ----------
      Total assets under fee-based management     $     55.2    $     62.9    $     69.5    $     71.3    $     80.4    $     83.6
                                                  ==========    ==========    ==========    ----------    ==========    ==========

Total client assets                               $    543.5    $    593.0    $    630.4    $    654.0    $    703.0    $    724.3

Private Client
Registered Financial Consultants                      10,430        10,359        10,288        10,319        10,321        10,494
Annualized retail gross production per FC (000)   $      392    $      359    $      428    $      416    $      452    $      441
Domestic retail offices                                  443           438           434           430           432           439

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                               $ 45,098.6    $ 49,432.2    $ 60,105.5    $ 43,673.5    $ 73,904.2    $ 79,266.5
      Global market share                                9.6%          9.9%         11.6%         10.0%         10.0%         10.9%
      Rank                                                 2             2             2             2             3             2

      U.S. volume                                 $ 39,310.5    $ 39,015.2    $ 53,971.9    $ 40,392.5    $ 66,995.4    $ 72,749.9
      U.S. market share                                 13.5%         12.4%         14.5%         12.1%         13.2%         14.0%
      Rank                                                 2             2             2             2             2             2

   Municipals (1)
      Volume                                      $  5,426.1    $  6,472.0    $  6,762.9    $  7,083.3    $  8,439.4    $ 10,850.8
      Market share                                      13.7%         11.3%         11.4%         10.9%         11.8%         13.8%
      Rank                                                 1             1             2             2             1             1

Capital Markets/Research
Number of institutional salespeople                      907           943           952           878           877           854
Number of stocks in which markets are made             1,595         1,601         1,531         1,554         1,464         1,465
% of S&P sectors covered by research                      98%           98%           98%           99%           99%           99%

                                                      3Q            4Q        Full Year     Full Year
                                                     1998          1998          1997          1998
                                                  ----------    ----------    ----------    ----------
Client Assets (in billions)
Assets under fee-based management:
   Financial Consultant managed accounts          $     13.8    $     16.5    $     11.6    $     16.5
   Consulting Group externally managed assets           63.9          71.9          59.7          71.9
                                                  ----------    ----------    ----------    ----------
      Total assets under fee-based management     $     77.7    $     88.4    $     71.3    $     88.4
                                                  ==========    ----------    ==========    ==========

Total client assets                               $    697.5    $    773.8    $    654.0    $    773.8

Private Client
Registered Financial Consultants                      10,573        10,803        10,319        10,803
Annualized retail gross production per FC (000)   $      431    $      413    $      399    $      434
Domestic retail offices                                  442           449           430           449

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                               $ 49,180.0    $ 50,510.0    $190,807.6    $252,860.7
      Global market share                                8.8%          9.1%         10.0%          9.8%
      Rank                                                 3             3             2             3

      U.S. volume                                 $ 41,816.3    $ 43,720.9    $169,238.7    $225,282.5
      U.S. market share                                 10.3%         11.2%         12.9%         12.4%
      Rank                                                 3             2             2             2

   Municipals (1)
      Volume                                      $  9,606.6    $  7,171.6    $ 24,986.3    $ 36,068.4
      Market share                                      14.5%         10.3%         11.3%         12.6%
      Rank                                                 1             2             1             1

Capital Markets/Research
Number of institutional salespeople                      869           884           878           884
Number of stocks in which markets are made             1,418         1,329         1,554         1,329
% of S&P sectors covered by research                      99%           98%           99%           98%

(1) Total long term excluding private placement.

GLOBAL CORPORATE                                                 citigroup[LOGO]
EMERGING MARKETS BANKING
(In millions of dollars)

                                  1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q      Full Year  Full Year
                                 1997      1997      1997      1997      1998      1998      1998      1998       1997       1998
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Adjusted Revenues               $  818    $  779    $  866    $  720    $  885    $  904    $  697    $  936     $3,183     $3,422
Adjusted Operating Expense         432       460       485       516       480       509       516       512      1,893      2,017
Credit Costs (1)                    19        28        35        53        73        93       212       102        135        480
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Core Income Before Taxes           367       291       346       151       332       302       (31)      322      1,155        925
Income Taxes                        59        43        69        75        49        96       (12)      102        246        235
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Core Income                     $  308    $  248    $  277    $   76    $  283    $  206    $  (19)   $  220     $  909     $  690
                                ======    ======    ======    ------    ======    ======    ======    ------     ======     ======
Average Assets (in billions
  of dollars)                   $   60    $   63    $   68    $   73    $   78    $   79    $   81    $   84     $   66     $   81
                                ======    ======    ======    ======    ======    ======    ======    ======     ======     ======
Return on Assets                  2.08%     1.58%     1.62%     0.41%     1.47%     1.05%       --      1.04%      1.38%      0.85%
                                ======    ======    ======    ------    ======    ======    ======    ------     ======     ======

GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                  1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q      Full Year  Full Year
                                 1997      1997      1997      1997      1998      1998      1998      1998       1997       1998
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Adjusted Revenues               $  889    $  825    $  858    $  928    $  903    $1,069    $  706    $  830     $3,500     $3,508
Adjusted Operating Expense         664       687       720       750       745       822       817       834      2,821      3,218
Credit Costs (1)                   (40)      (61)      (39)      (30)      (20)      (53)       19       (59)      (170)      (113)
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Core Income Before Taxes           265       199       177       208       178       300      (130)       55        849        403
Income Taxes                       118        49        40        83        69       125       (36)       25        290        183
                                ------    ------    ------    ------    ------    ------    ------    ------     ------     ------
Core Income                     $  147    $  150    $  137    $  125    $  109    $  175    $  (94)   $   30     $  559     $  220
                                ======    ======    ======    ------    ======    ======    ======    ------     ======     ======
Average Assets (in billions
  of dollars)                   $   79    $   80    $   82    $   82    $   86    $   89    $   91    $   91     $   81     $   89
                                ======    ======    ======    ======    ======    ======    ======    ======     ======     ======
Return on Assets                  0.75%     0.75%     0.66%     0.60%     0.51%     0.79%       --      0.13%      0.69%      0.25%
                                ======    ======    ======    ======    ======    ======    ======    ======     ======     ======

(1) Represents provision for loan losses, net cost to carry, and net OREO benefits (costs).

GLOBAL CORPORATE                                                 citigroup[LOGO]
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)

                                                        1Q           2Q           3Q           4Q           1Q           2Q
                                                       1997         1997         1997         1997         1998         1998
                                                     --------     --------     --------     --------     --------     --------
NET REVENUES*                                        $  1,587     $  1,588     $  1,578     $  1,550     $  1,619     $  1,584

CORE INCOME                                          $    141     $    155     $    170     $    166     $    171     $    174

Net written premiums by market: (1)
National accounts                                    $  221.6     $  149.7     $  151.1     $  134.6     $  186.6     $  121.6
Commercial accounts                                     560.5        453.0        502.3        470.3        462.6        440.8
Select accounts                                         363.7        369.6        353.9        345.1        378.6        393.7
Specialty accounts                                      192.6        168.4        169.1        151.9        184.0        164.7
                                                     --------     --------     --------     --------     --------     --------
   Total net written premiums                        $1,338.4     $1,140.7     $1,176.4     $1,101.9     $1,211.8     $1,120.8
                                                     ========     ========     ========     --------     ========     ========

Statutory ratio development:
Earned premiums                                      $1,090.4     $1,092.6     $1,061.8     $1,063.8     $1,126.2     $1,093.6

Losses and loss adjustment expenses                     891.4        849.6        821.0        816.1        880.5        864.2
Other underwriting expenses                             367.3        363.7        375.1        349.4        346.0        345.6
                                                     --------     --------     --------     --------     --------     --------
   Total deductions                                   1,258.7      1,213.3      1,196.1      1,165.5      1,226.5      1,209.8
                                                     --------     --------     --------     --------     --------     --------

Statutory underwriting loss                          $ (168.3)    $ (120.7)    $ (134.3)    $ (101.7)    $ (100.3)    $ (116.2)
                                                     ========     ========     ========     --------     ========     ========
Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                   81.7%        77.8%        77.3%        76.7%        78.2%        79.0%
Other underwriting expense ratio                         27.4%        31.9%        31.9%        31.7%        28.6%        30.8%
                                                     --------     --------     --------     --------     --------     --------
   Combined ratio                                       109.1%       109.7%       109.2%       108.4%       106.8%       109.8%
                                                     ========     ========     ========     ========     ========     ========

Net investment income (pre-tax)                      $  413.7     $  417.6     $  441.5     $  422.6     $  412.5     $  424.3
Effective tax rate on net investment income              30.5%        29.9%        29.9%        28.1%        28.0%        27.5%
Catastrophe losses, net of reinsurance (after-tax)   $    4.9     $    0.2     $     --     $     --     $     --     $   10.4

                                                         3Q           4Q        Full Year    Full Year
                                                        1998         1998         1997         1998
                                                      --------     --------     --------     --------
NET REVENUES*                                         $  1,604     $  1,674     $  6,303     $  6,481

CORE INCOME                                           $    177     $    201     $    632     $    723

Net written premiums by market: (1)
National accounts                                     $  175.3     $  140.9     $  657.0     $  624.4
Commercial accounts                                      446.0        450.7      1,986.1      1,800.1
Select accounts                                          365.7        356.3      1,432.3      1,494.3
Specialty accounts                                       181.2        164.8        682.0        694.7
                                                      --------     --------     --------     --------
   Total net written premiums                         $1,168.2     $1,112.7     $4,757.4     $4,613.5
                                                      ========     --------     ========     ========

Statutory ratio development:
Earned premiums                                       $1,139.2     $1,157.8     $4,308.6     $4,516.8

Losses and loss adjustment expenses                      896.6        906.3      3,378.1      3,547.6
Other underwriting expenses                              341.7        336.4      1,455.5      1,369.7
                                                      --------     --------     --------     --------
   Total deductions                                    1,238.3      1,242.7      4,833.6      4,917.3
                                                      --------     --------     --------     --------

Statutory underwriting loss                           $  (99.1)    $  (84.9)    $ (525.0)    $ (400.5)
                                                      ========     --------     ========     ========
Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                    78.7%        78.3%        78.4%        78.5%
Other underwriting expense ratio                          29.3%        30.2%        30.6%        29.7%
                                                      --------     --------     --------     --------
   Combined ratio                                        108.0%       108.5%       109.0%       108.2%
                                                      ========     ========     ========     ========

Net investment income (pre-tax)                       $  411.8     $  460.7     $1,695.4     $1,709.3
Effective tax rate on net investment income               26.9%        27.6%        29.6%        27.5%
Catastrophe losses, net of reinsurance (after-tax)    $   14.9     $     --     $    5.1     $   25.3

(1) First quarter and full year 1997 net written premiums include an increase of $142.4 million due to a change to conform Aetna P&C's and Travelers P&C's methods of recording net written premiums. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 81.7%, 28.8% and 110.5%, respectively, and for the 1997 full year were 78.4%, 31.1% and 109.5% respectively.

(2) Before policyholder dividends.

* Revenues (excluding realized gains), net of interest expense.

SSB CITI ASSET MANAGEMENT GROUP                                  citigroup[LOGO]
(In millions of dollars)

                                                          1Q          2Q          3Q          4Q          1Q          2Q
                                                         1997        1997        1997        1997        1998        1998
                                                       --------    --------    --------    --------    --------    --------
Revenues:
     Investment advisory, admin. & distribution fees   $  230.2    $  243.2    $  262.4    $  269.1    $  285.7    $  300.7
     Unit Investment Trust revenues - net                   8.7         6.8        19.0         4.9        12.6         7.6
     Other revenues                                        11.5        15.3         8.7         6.0        12.0         5.6
                                                       --------    --------    --------    --------    --------    --------
         Total revenues                                   250.4       265.3       290.1       280.0       310.3       313.9
     Interest expense                                       8.9         9.8         8.3         7.1         8.4         7.6
                                                       --------    --------    --------    --------    --------    --------
         Total revenues, net of interest expense          241.5       255.5       281.8       272.9       301.9       306.3
                                                       --------    --------    --------    --------    --------    --------
Expenses:
     Employee compensation and benefits                    63.9        66.7        76.2        83.7        83.9        84.2
     Deferred commission amortization                      32.9        31.2        32.0        28.4        34.9        31.6
     Other expenses                                        64.6        69.5        67.7        67.6        70.0        77.2
                                                       --------    --------    --------    --------    --------    --------
         Total expenses                                   161.4       167.4       175.9       179.7       188.8       193.0
                                                       --------    --------    --------    --------    --------    --------
Core income before income taxes                            80.1        88.1       105.9        93.2       113.1       113.3
Provision for income taxes                                 26.5        29.8        35.2        32.6        38.5        38.8
                                                       --------    --------    --------    --------    --------    --------
Core income                                            $   53.6    $   58.3    $   70.7    $   60.6    $   74.6    $   74.5
                                                       ========    ========    ========    --------    ========    ========
Pre-tax profit margin                                      32.0%       33.2%       36.5%       33.3%       36.5%       36.1%
Assets under management (in billions):
Money market and other short term funds                $   55.7    $   56.4    $   58.6    $   60.5    $   67.5    $   66.2
                                                       --------    --------    --------    --------    --------    --------
Mutual funds:
     Equity / Balanced                                     28.9        31.1        33.0        37.7        42.5        43.6
     Taxable Fixed Income                                  38.2        40.7        42.5        45.3        47.2        51.0
     Tax Exempt Fixed Income                                8.5         8.8         9.0         9.4         9.6         9.8
     Annuities                                              2.5         2.8         3.1         3.2         3.7         3.3
                                                       --------    --------    --------    --------    --------    --------
         Total mutual funds                                78.1        83.4        87.6        95.6       103.0       107.7
                                                       --------    --------    --------    --------    --------    --------
Managed accounts
     Private client                                        26.6        29.4        30.6        31.1        33.7        37.9
     Institutional                                         68.3        73.1        75.2        74.0        76.5        82.6
                                                       --------    --------    --------    --------    --------    --------
         Total managed accounts                            94.9       102.5       105.8       105.1       110.2       120.5
                                                       --------    --------    --------    --------    --------    --------
Total Assets Under Management                          $  228.7    $  242.3    $  252.0    $  261.2    $  280.7    $  294.4
                                                       ========    ========    ========    --------    ========    ========

Unit Investment Trusts held in client accounts         $    9.4    $    9.3    $   11.6    $   11.8    $   13.1    $   12.9
Number of Morningstar 4- and 5-star funds                    15          17          17          21          23          25
Consolidated Citigroup
Assets Under Management (in billions)
SSB Citi Asset Management Group                        $  228.7    $  242.3    $  252.0    $  261.2    $  280.7    $  294.4
SSB - Financial Consultant managed accounts                 8.5         9.8        11.1        11.6        13.3        14.3
Travelers Life and Annuity                                 21.4        22.2        22.9        23.8        25.2        24.3
                                                       --------    --------    --------    --------    --------    --------
     Total assets managed for third parties            $  258.6    $  274.3    $  286.0    $  296.6    $  319.2    $  333.0
                                                       ========    ========    ========    --------    ========    ========

                                                             3Q          4Q       Full Year   Full Year
                                                            1998        1998        1997        1998
                                                          --------    --------    --------    --------
Revenues:
     Investment advisory, admin. & distribution fees      $  297.8    $  313.9    $1,004.9    $1,198.1
     Unit Investment Trust revenues - net                     17.5         4.4        39.4        42.1
     Other revenues                                            7.8        11.6        41.5        37.0
                                                          --------    --------    --------    --------
         Total revenues                                      323.1       329.9     1,085.8     1,277.2
     Interest expense                                          8.3         8.7        34.1        33.0
                                                          --------    --------    --------    --------
         Total revenues, net of interest expense             314.8       321.2     1,051.7     1,244.2
                                                          --------    --------    --------    --------
Expenses:
     Employee compensation and benefits                       93.3       115.7       290.5       377.1
     Deferred commission amortization                         31.1        28.0       124.5       125.6
     Other expenses                                           77.8        92.7       269.4       317.7
                                                          --------    --------    --------    --------
         Total expenses                                      202.2       236.4       684.4       820.4
                                                          --------    --------    --------    --------
Core income before income taxes                              112.6        84.8       367.3       423.8
Provision for income taxes                                    39.8        33.4       124.1       150.5
                                                          --------    --------    --------    --------
Core income                                               $   72.8    $   51.4    $  243.2    $  273.3
                                                          ========    --------    ========    ========
Pre-tax profit margin                                         34.8%       25.7%       33.8%       33.2%
Assets under management (in billions):
Money market and other short term funds                   $   71.8    $   77.8    $   60.5    $   77.8
                                                          --------    --------    --------    --------
Mutual funds:
     Equity / Balanced                                        38.7        43.2        37.7        43.2
     Taxable Fixed Income                                     52.8        55.1        45.3        55.1
     Tax Exempt Fixed Income                                  10.4        10.8         9.4        10.8
     Annuities                                                 3.1         3.7         3.2         3.7
                                                          --------    --------    --------    --------
         Total mutual funds                                  105.0       112.8        95.6       112.8
                                                          --------    --------    --------    --------
Managed accounts
     Private client                                           35.2        40.3        31.1        40.3
     Institutional                                            82.0        96.1        74.0        96.1
                                                          --------    --------    --------    --------
         Total managed accounts                              117.2       136.4       105.1       136.4
                                                          --------    --------    --------    --------
Total Assets Under Management                             $  294.0    $  327.0    $  261.2    $  327.0
                                                          ========    --------    ========    ========

Unit Investment Trusts held in client accounts            $   12.4    $   13.2    $   11.8    $   13.2
Number of Morningstar 4- and 5-star funds                       24          24          21          24
Consolidated Citigroup
Assets Under Management (in billions)
SSB Citi Asset Management Group                           $  294.0    $  327.0    $  261.2    $  327.0
SSB - Financial Consultant managed accounts                   13.8        16.5        11.6        16.5
Travelers Life and Annuity                                    25.7        26.0        23.8        26.0
                                                          --------    --------    --------    --------
     Total assets managed for third parties               $  333.5    $  369.5    $  296.6    $  369.5
                                                          ========    --------    ========    ========

INVESTMENT ACTIVITIES                                            citigroup[LOGO]
(In millions of dollars)

                                 1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q     Full Year   Full Year
                                1997     1997     1997     1997     1998     1998     1998     1998       1997       1998
                               ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Core Income:
     Proprietary Investments   $   17   $  142   $  130   $  165   $  150   $  152   $   50   $  (66)    $  454     $  286
     LDC Debt Sales                44       90      125      216      208      185       16       13        475        422
     Portfolio Gains                9        6       82      144       87       28       25       50        241        190
     Refinancing                  104        8        5        5       18        4        5        4        122         31
                               ------   ------   ------   ------   ------   ------   ------   ------     ------     ------

         Total Core Income     $  174   $  246   $  342   $  530   $  463   $  369   $   96   $    1     $1,292     $  929
                               ======   ======   ======   ======   ======   ======   ======   ======     ======     ======

                                                          1Q        2Q        3Q        4Q        1Q        2Q        3Q        4Q
INVESTMENT PORTFOLIO (1)                                 1997      1997      1997      1997      1998      1998      1998      1998
                                                       -------   -------   -------   -------   -------   -------   -------   -------
Fixed-income investments:
  Available for sale, at market:
     Mortgage-backed securities - principally
       obligations of U.S. Government agencies         $ 8,842   $ 9,120   $ 9,040   $ 8,998   $ 8,726   $ 8,693   $ 9,663   $ 9,599
     U.S. Treasury securities and obligations of U.S.
       Government corporations and agencies              3,014     3,242     3,571     3,962     3,912     4,281     4,977     4,144
     Corporates (including redeemable preferreds)       24,714    26,331    27,029    27,025    27,428    27,176    26,796    26,437
     Obligations of states and political subdivisions    5,337     5,857     6,812     8,110     9,124    10,107    10,854    10,977
     Debt securities issued by foreign governments       1,236     1,384     1,379     1,326     1,339     1,166       997     1,603
   Held to maturity, at amortized cost                      49        46        43        41        38        36        33        30
                                                       -------   -------   -------   -------   -------   -------   -------   -------
     Total fixed income                                 43,192    45,980    47,874    49,462    50,567    51,459    53,320    52,790
Equity securities, at market                             1,296     1,377     1,609     1,624     1,541     1,503     1,368     1,423
Short-term and other                                     5,878     5,135     4,159     5,077     6,709     6,179     7,477     5,757
                                                       -------   -------   -------   -------   -------   -------   -------   -------
     Total investments held by Insurance companies (2)  50,366    52,492    53,642    56,163    58,817    59,141    62,165    59,970
Proprietary Investments                                  3,362     3,467     3,802     3,886     4,295     4,608     4,500     4,598
LDC Debt                                                 5,975     5,916     5,792     5,403     5,236     4,074     3,280     3,320
Refinancing                                                160       155       116       109       121       118       125        92
                                                       -------   -------   -------   -------   -------   -------   -------   -------
          Total invested assets                        $59,863   $62,030   $63,352   $65,561   $68,469   $67,941   $70,070   $67,980
                                                       =======   =======   =======   =======   =======   =======   =======   =======
After tax unrealized gains (losses) on invested assets $   556   $ 1,389   $ 1,884   $ 1,692   $ 1,782   $ 1,582   $ 1,552   $ 1,358
                                                       =======   =======   =======   =======   =======   =======   =======   =======

(1) Excluding certain investments held by operating banking segments.
(2) Interest and dividend income from these investments is included in the operating segments.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME                       citigroup[LOGO]
(In millions of dollars)

                                                                      4Q        4Q      Full Year   Full Year
                                                                     1997      1998        1997        1998
                                                                   -------   -------     -------     -------
Revenues
     Loan interest, including fees                                 $ 5,386   $ 5,690     $20,765     $22,543
     Other interest and dividends                                    5,704     5,973      21,336      23,696
     Insurance premiums                                              2,325     2,692       8,995       9,850
     Commissions and fees                                            2,898     2,822      10,936      11,589
     Principal transactions                                            498       553       4,231       1,780
     Asset management and administration fees                          479       678       1,715       2,292
     Realized gains from sales of investments                          468       146         995         840
     Other income                                                    1,005       885       3,333       3,841
                                                                   -------   -------     -------     -------
         Total revenues                                             18,763    19,439      72,306      76,431
         Interest expense                                            6,624     6,685      24,524      27,495
                                                                   -------   -------     -------     -------
         Total revenues, net of interest expense                    12,139    12,754      47,782      48,936
                                                                   -------   -------     -------     -------
Provisions for Benefits, Claims and Credit Losses
     Policyholder benefits and claims                                2,005     2,225       7,714       8,365
     Provision for credit losses                                       557       674       2,197       2,751
                                                                   -------   -------     -------     -------
         Total provisions for benefits, claims and credit losses     2,562     2,899       9,911      11,116
                                                                   -------   -------     -------     -------
Operating Expenses
     Non-insurance compensations and benefits                        3,250     3,597      12,942      13,336
     Insurance underwriting, acquisition and operating                 812       895       3,236       3,274
     Restructuring charges and merger-related costs                    838     1,119       1,718         795
     Other operating                                                 2,467     3,182       9,225      11,146
                                                                   -------   -------     -------     -------
         Total operating expenses                                    7,367     8,793      27,121      28,551
                                                                   -------   -------     -------     -------
Income before Income Taxes and Minority Interest                     2,210     1,062      10,750       9,269
Provision for Income Taxes                                             713       320       3,833       3,234
Minority Interest, Net of Income Taxes                                  59        65         212         228
                                                                   -------   -------     -------     -------
Net Income                                                         $ 1,438   $   677     $ 6,705     $ 5,807
                                                                   =======   =======     =======     =======

CITIGROUP EARNINGS ANALYSIS - MARGIN BASIS                       citigroup[LOGO]
(In millions of dollars)

                                                                4Q          4Q       Full Year   Full Year
                                                               1997        1998        1997        1998
                                                             --------    --------    --------    --------
Total Revenues                                               $ 12,139    $ 12,754    $ 47,782    $ 48,936
Effect of Credit Card Securitization Activities                   434         568       1,713       2,187
Net Cost to Carry                                                   4          (6)         (5)          8
                                                             --------    --------    --------    --------
Adjusted Revenues                                              12,577      13,316      49,490      51,131

Total Operating Expenses                                        7,367       8,793      27,121      28,551
Net OREO Benefits                                                   9          29          72          56
Restructuring Charges and Merger-Related Costs                    838       1,119       1,718         795
                                                             --------    --------    --------    --------
Adjusted Operating Expenses                                     6,538       7,703      25,475      27,812

Operating Margin                                                6,039       5,613      24,015      23,319

Provisions for Benefits, Claims and Credit Losses               2,562       2,899       9,911      11,116
Effect of Credit Card Securitization Activities                   434         568       1,713       2,187
Net Cost to Carry and Net OREO Benefits                            (5)        (35)        (77)        (48)
                                                             --------    --------    --------    --------
Adjusted Provisions for Benefits, Claims and Credit Losses      2,991       3,432      11,547      13,255
Restructuring Charges and Merger-Related Costs                    838       1,119       1,718         795
                                                             --------    --------    --------    --------
Income Before Income Taxes and Minority Interest                2,210       1,062      10,750       9,269
Provision for Income Taxes                                        713         320       3,833       3,234
Minority Interest, Net of Income Taxes                             59          65         212         228
                                                             --------    --------    --------    --------
Net Income                                                   $  1,438    $    677    $  6,705    $  5,807
                                                             ========    ========    ========    ========

CITIGROUP -- RESTRUCTURING CHARGES AND MERGER-RELATED COSTS      citigroup[LOGO]
(In millions of dollars)

                                                                   4Q 1998                    Full Year 1998
                                                             ---------------------       ----------------------
                                                             Pre-tax     After-tax        Pre-tax     After-tax
                                                             -------     ---------        -------     ---------
Global Consumer                                              $   712       $   450        $   712       $   450
Global Corporate                                                 324           203            324           203
SSB Citi Asset Management Group                                   17            10             17            10
Corporate / Other                                                 69            40             69            40
                                                             -------     ---------        -------     ---------
 Total Citigroup Restructuring Charges                         1,122           703          1,122           703
 Merger-Related Costs                                             65            65             65            65
 Restructuring Charges - reversals of prior period charges       (68)          (42)          (392)         (233)
                                                             -------     ---------        -------     ---------
 Total Restructuring Charges and Merger-Related Costs        $ 1,119       $   726        $   795       $   535
                                                             =======     =========        =======     =========

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT                    citigroup[LOGO]
LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                       EOP                                                                       Average
                                      Loans        90 Days Or More Past Due (1)          Loans           Net Credit Losses (1)
                                    ---------    ---------------------------------     ---------    -------------------------------
                                      4Q 1998    4Q 1998     3Q 1998       4Q 1997       4Q 1998    4Q 1998     3Q 1998     4Q 1997
                                    ---------    -------     -------     ---------     ---------    -------     -------     -------
Citibanking North America           $     8.4    $    87     $   117     $     142     $     8.3    $    32     $    29     $    35
Ratio                                               1.04%       1.28%         1.61%                    1.55%       1.38%       1.67%

Mortgage Banking                         25.6        625         623           715          24.6         17          17          24
Ratio                                               2.44%       2.69%         3.13%                    0.27%       0.29%       0.41%

U.S. Bankcards (2)                       69.1      1,001         939           868          65.1        790         805         663
Ratio                                               1.45%       1.49%         1.77%                    4.82%       5.15%       5.56%

Other Cards                               2.3         46          43            37           2.4         18          17          15
Ratio                                               1.96%       1.77%         1.72%                    2.96%       2.98%       2.68%

Consumer Finance Services                11.9        172         162           133          11.4         77          71          61
Ratio                                               1.44%       1.45%         1.36%                    2.67%       2.61%       2.51%

Europe, Middle East and Africa           17.1        937         938           905          16.9         73          66          64
Ratio                                               5.49%       5.57%         6.00%                    1.71%       1.64%       1.67%

Asia Pacific                             21.8        498         384           259          21.6         68          57          41
Ratio                                               2.28%       1.87%         1.34%                    1.24%       1.12%       0.81%

Latin America                             8.0        288         243           173           7.9         67          70          41
Ratio                                               3.60%       3.05%         2.34%                    3.39%       3.48%       2.29%

Global Private Bank                      17.0        193         195           110          16.8         11           1          (9)
Ratio                                               1.14%       1.19%         0.72%                    0.25%       0.02%         NM

e-CITI                                    0.4        2.0         1.0           1.0           0.3          1          --           1
Ratio                                               0.35%       0.55%         0.60%                    0.79%         --        1.48%
                                    ---------    -------     -------     ---------     ---------    -------     -------     -------
Total Managed                           181.6      3,849       3,645         3,343         175.3      1,154       1,133         936
Ratio                                               2.12%       2.13%         2.23%                    2.61%       2.68%       2.50%
Securitization Activities:
Securitized Credit Card
  Receivables                           (44.3)      (658)       (614)         (481)        (41.5)      (536)       (542)       (403)
Loans Held for Sale                      (5.0)       (38)        (38)          (35)         (4.9)       (32)        (34)        (31)
                                    ---------    -------     -------     ---------     ---------    -------     -------     -------
                                        (49.3)      (696)       (652)         (516)        (46.4)      (568)       (576)       (434)
Total Loans                         $   132.3    $ 3,153     $ 2,993     $   2,827     $   128.9    $   586     $   557     $   502
                                    =========    =======     =======     =========     =========    =======     =======     =======
Ratio                                               2.38%       2.39%         2.36%                    1.80%       1.80%       1.68%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) Includes U.S. Bankcards and Travelers Bank.

NM Not meaningful

CITIGROUP SUPPLEMENTAL DATA (In millions of dollars)             citigroup[LOGO]

                                                      1Q        2Q        3Q        4Q        1Q        2Q        3Q
                                                     1997      1997      1997      1997      1998      1998      1998
                                                    ------    ------    ------    ------    ------    ------    ------
CASH BASIS AND RENEGOTIATED LOANS
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or
  collateral value) (1)                             $  288    $  274    $  271    $  258    $  242    $  193    $  170
Other (2)                                              641       643       698       806     1,102     1,100     1,110
                                                    ------    ------    ------    ------    ------    ------    ------
     Total Cash-Basis Loans                         $  929    $  917    $  969    $1,064    $1,344    $1,293    $1,280
                                                    ======    ======    ======    ------    ======    ======    ======
Commercial Cash-Basis Loans
Emerging Markets (2)                                $  399    $  470    $  520    $  649    $  953    $  981    $  982
Global Relationship Banking                            514       434       436       401       378       300       286
Insurance Subsidiaries                                  --        --        --        --        --        --        --
Investment Activities                                   16        13        13        14        13        12        12
                                                    ------    ------    ------    ------    ------    ------    ------
     Total Cash-Basis Loans                         $  929    $  917    $  969    $1,064    $1,344    $1,293    $1,280
                                                    ======    ======    ======    ------    ======    ======    ======

Commercial Renegotiated Loans                       $  296    $  295    $   70    $   59    $   61    $   45    $   48
                                                    ======    ======    ======    ------    ======    ======    ======
Consumer Loans on which Accrual of Interest
     has been Suspended                             $2,225    $2,145    $2,024    $1,991    $2,003    $2,021    $2,097
                                                    ======    ======    ======    ------    ======    ======    ======
OTHER REAL ESTATE OWNED (OREO) AND
ASSETS PENDING DISPOSITION (3)
Consumer OREO                                       $  416    $  371    $  325    $  275    $  258    $  199    $  260
                                                    ------    ------    ------    ------    ------    ------    ------

Emerging Markets                                        24        22        23        21        21        24        26
Global Relationship Banking                            569       460       456       440       329       324       319
Insurance Subsidiaries                                 763       810       490       237       189       191       211
                                                    ------    ------    ------    ------    ------    ------    ------
     Total Commercial OREO                           1,356     1,292       969       698       539       539       556
                                                    ------    ------    ------    ------    ------    ------    ------
Total OREO                                          $1,772    $1,663    $1,294    $  973    $  797    $  738    $  816
                                                    ======    ======    ======    ------    ======    ======    ======

Assets Pending Disposition (4)                      $  174    $   72    $   88    $   96    $  103    $  104    $  103
                                                    ======    ======    ======    ------    ======    ======    ======
CREDIT LOSS RESERVES
Aggregate Allowance for Credit Losses:
     Global Consumer (5)                            $2,693    $2,716    $2,795    $2,808    $2,830    $3,200    $3,275
     Global Corporate                                3,424     3,429     3,429     3,429     3,429     3,429     3,429
                                                    ------    ------    ------    ------    ------    ------    ------
         Total aggregate allowance for
            credit losses                            6,117     6,145     6,224     6,237     6,259     6,629     6,704
Reserves for securitization activities                  91        91        89        85        70        61        66
                                                    ------    ------    ------    ------    ------    ------    ------
Total Credit Loss Reserves                          $6,208    $6,236    $6,313    $6,322    $6,329    $6,690    $6,770
                                                    ======    ======    ======    ------    ======    ======    ======
Allowance As a Percent of Total Loans:
Global Consumer                                       2.33%     2.29%     2.34%     2.35%     2.41%     2.67%     2.62%
Global Corporate (6)                                  4.80%     4.57%     4.40%     4.21%     3.89%     3.80%     3.68%
Total (6)                                             3.26%     3.15%     3.14%     3.09%     3.03%     3.15%     3.06%

                                                  4Q    Full Year Full Year
                                                 1998      1997      1998
                                                ------    ------    ------
CASH BASIS AND RENEGOTIATED LOANS
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or
  collateral value) (1)                         $  394    $  258    $  394
Other (2)                                        1,201       806     1,201
                                                ------    ------    ------
     Total Cash-Basis Loans                     $1,595    $1,064    $1,595
                                                ------    ======    ======
Commercial Cash-Basis Loans
Emerging Markets (2)                            $1,062    $  649    $1,062
Global Relationship Banking                        268       401       268
Insurance Subsidiaries                             252        --       252
Investment Activities                               13        14        13
                                                ------    ------    ------
     Total Cash-Basis Loans                     $1,595    $1,064    $1,595
                                                ------    ======    ======

Commercial Renegotiated Loans                   $   45    $   59    $   45
                                                ------    ======    ======
Consumer Loans on which Accrual of Interest
     has been Suspended                         $2,273    $1,991    $2,273
                                                ------    ======    ======
OTHER REAL ESTATE OWNED (OREO) AND
ASSETS PENDING DISPOSITION (3)
Consumer OREO                                   $  254    $  275    $  254
                                                ------    ------    ------

Emerging Markets                                    27        21        27
Global Relationship Banking                        235       440       235
Insurance Subsidiaries                             234       237       234
                                                ------    ------    ------
     Total Commercial OREO                         496       698       496
                                                ------    ------    ------
Total OREO                                      $  750    $  973    $  750
                                                ------    ======    ======

Assets Pending Disposition (4)                  $  100    $   96    $  100
                                                ------    ======    ======
CREDIT LOSS RESERVES
Aggregate Allowance for Credit Losses:
     Global Consumer (5)                        $3,310    $2,808    $3,310
     Global Corporate                            3,407     3,429     3,407
                                                ------    ------    ------
         Total aggregate allowance for
            credit losses                        6,717     6,237     6,717
Reserves for securitization activities              46        85        46
                                                ------    ------    ------
Total Credit Loss Reserves                      $6,763    $6,322    $6,763
                                                ------    ======    ======
Allowance As a Percent of Total Loans:
Global Consumer                                   2.50%     2.35%     2.50%
Global Corporate (6)                              3.69%     4.21%     3.69%
Total (6)                                         2.98%     3.09%     2.98%

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2) Includes foreign currency derivative contracts with a balance sheet credit exposure of $14 million, $44 million, $44 million, $83 million, and $59 million at December 31, 1998, September 30, 1998, June 30, 1998, March 31, 1998 and December 31, 1997, respectively, for which the recognition of revaluation gains has been suspended.

(3)   Carried at lower of cost or collateral value.

(4) Represents consumer residential mortgage loans that have a high probability of foreclosure.

(5) The 1998 second quarter reflects the addition of $320 million of credit loss reserves related to the acquisition of the Universal Card portfolio.
      (6) Excludes allowance portion attributable to standby letters of credit and guarantees, and derivative and foreign exchange contracts.

CITICORP SUPPLEMENTAL DATA                                      citigroup[LOGO]
(In millions of dollars)

                                                              1Q         2Q         3Q         4Q          1Q         2Q
                                                             1997       1997       1997       1997        1998       1998
                                                           -------    -------    -------    -------     -------    -------
NET INTEREST REVENUE STATISTICS
(taxable equivalent basis)
Net Interest Revenue                                       $ 2,819    $ 2,876    $ 2,888    $ 2,871     $ 2,856    $ 3,009
Effect of Credit Card Securitization Activity                  630        578        565        596         640        908
                                                           -------    -------    -------    -------     -------    -------
     Total Adjusted                                        $ 3,449    $ 3,454    $ 3,453    $ 3,467     $ 3,496    $ 3,917
                                                           =======    =======    =======    =======     =======    =======
Average Interest Earning Assets (in billions of dollars)   $ 242.2    $ 252.6    $ 255.7    $ 257.0     $ 265.2    $ 276.0
Effect of Credit Card Securitization Activity                 25.1       24.7       24.8       26.3        27.4       36.8
                                                           -------    -------    -------    -------     -------    -------
     Total Adjusted                                        $ 267.3    $ 277.3    $ 280.5    $ 283.3     $ 292.6    $ 312.8
                                                           =======    =======    =======    =======     =======    =======
Net Interest Margin (%)                                       4.72%      4.57%      4.48%      4.43%       4.37%      4.37%
Effect of Credit Card Securitization Activity                 0.51%      0.43%      0.40%      0.42%       0.48%      0.65%
                                                           -------    -------    -------    -------     -------    -------
     Total Adjusted                                           5.23%      5.00%      4.88%      4.85%       4.85%      5.02%
                                                           =======    =======    =======    =======     =======    =======
TRADING RELATED REVENUES
By Business Sector:
Global Corporate:
     Emerging Markets Banking                              $   218    $   186    $   301    $   101     $   315    $   288
     Global Relationship Banking                               319        239        263        165         339        328
                                                           -------    -------    -------    -------     -------    -------
         Total Global Corporate                                537        425        564        266         654        616
Global Consumer and Other                                       52         86         96         81          74        114
                                                           -------    -------    -------    -------     -------    -------
     Total                                                 $   589    $   511    $   660    $   347     $   728    $   730
                                                           =======    =======    =======    =======     =======    =======
By Trading Activity:
Foreign Exchange                                           $   237    $   258    $   342    $   327     $   386    $   391
Derivative                                                     207        129        170        (49)        236        218
Fixed Income                                                    70         59         75          1          56         31
Other                                                           75         65         73         68          50         90
                                                           -------    -------    -------    -------     -------    -------
     Total                                                 $   589    $   511    $   660    $   347     $   728    $   730
                                                           =======    =======    =======    =======     =======    =======
By Income Statement Line:
Foreign Exchange                                           $   297    $   311    $   435    $   443     $   349    $   465
Trading Account                                                198         97        134       (188)        236         98
Other                                                           94        103         91         92         143        167
                                                           -------    -------    -------    -------     -------    -------
     Total                                                 $   589    $   511    $   660    $   347     $   728    $   730
                                                           =======    =======    =======    =======     =======    =======

                                                             3Q          4Q      Full Year  Full Year
                                                            1998        1998        1997       1998
                                                          -------     -------     -------    -------
NET INTEREST REVENUE STATISTICS
(taxable equivalent basis)
Net Interest Revenue                                      $ 3,117     $ 3,280     $11,454    $12,262
Effect of Credit Card Securitization Activity                 951       1,039       2,369      3,538
                                                          -------     -------     -------    -------
     Total Adjusted                                       $ 4,068     $ 4,319     $13,823    $15,800
                                                          =======     -------     =======    =======
Average Interest Earning Assets (in billions of dollars)  $ 278.7     $ 287.5     $ 251.9    $ 276.9
Effect of Credit Card Securitization Activity                39.9        41.2        25.2       36.3
                                                          -------     -------     -------    -------
     Total Adjusted                                       $ 318.6     $ 328.7     $ 277.1    $ 313.2
                                                          =======     -------     =======    =======
Net Interest Margin (%)                                      4.44%       4.53%       4.55%      4.43%
Effect of Credit Card Securitization Activity                0.62%       0.68%       0.44%      0.61%
                                                          -------     -------     -------    -------
     Total Adjusted                                          5.06%       5.21%       4.99%      5.04%
                                                          =======     =======     =======    =======
TRADING RELATED REVENUES
By Business Sector:
Global Corporate:
     Emerging Markets Banking                             $   185     $   263     $   806    $ 1,051
     Global Relationship Banking                              112         220         986        999
                                                          -------     -------     -------    -------
         Total Global Corporate                               297         483       1,792      2,050
Global Consumer and Other                                      95         101         315        384
                                                          -------     -------     -------    -------
     Total                                                $   392     $   584     $ 2,107    $ 2,434
                                                          =======     =======     =======    =======
By Trading Activity:
Foreign Exchange                                          $   388     $   346     $ 1,164    $ 1,511
Derivative                                                    111         251         457        816
Fixed Income                                                  (36)        (15)        205         36
Other                                                         (71)          2         281         71
                                                          -------     -------     -------    -------
     Total                                                $   392     $   584     $ 2,107    $ 2,434
                                                          =======     =======     =======    =======
By Income Statement Line:
Foreign Exchange                                          $   474     $   339     $ 1,486    $ 1,627
Trading Account                                              (159)         90         241        265
Other                                                          77         155         380        542
                                                          -------     -------     -------    -------
     Total                                                $   392     $   584     $ 2,107    $ 2,434
                                                          =======     =======     =======    =======

TRAVELERS PROPERTY CASUALTY CORP. SUPPLEMENTAL DATA              citigroup[LOGO]
(In millions of dollars)

                                                          1Q            2Q            3Q            4Q            1Q
                                                         1997          1997          1997          1997          1998
                                                      ---------     ---------     ---------     ---------     ---------
GAAP Consolidated Statement of Operations
Revenues:
     Premiums                                         $ 1,799.9     $ 1,811.8     $ 1,806.0     $ 1,807.8     $ 1,898.2
     Net investment income                                500.2         506.4         528.0         516.2         508.3
     Fee income                                            97.0          91.4          90.4          85.9          82.0
     Realized investment gains (losses)                     8.1          (6.8)         56.7         111.0          66.4
     Other revenues                                        26.1          28.1          25.6          21.1          39.3
                                                      ---------     ---------     ---------     ---------     ---------
         Total revenues                                 2,431.3       2,430.9       2,506.7       2,542.0       2,594.2
                                                      ---------     ---------     ---------     ---------     ---------
Claims and expenses:
     Claims and claim adjustment expenses*              1,366.0       1,365.5       1,344.8       1,357.0       1,427.9
     Policyholder dividends                                 7.1           9.6          17.6          15.9          13.0
     Amortization of deferred acquisition costs           283.1         279.2         286.0         278.7         285.9
     Interest expense                                      39.9          40.0          40.9          42.0          41.0
     General and administrative expenses                  345.1         344.0         350.5         345.6         340.5
                                                      ---------     ---------     ---------     ---------     ---------
         Total expenses                                 2,041.2       2,083.3       2,039.8       2,039.2       2,108.3
                                                      ---------     ---------     ---------     ---------     ---------
Income before federal income taxes                        390.1         392.6         466.9         502.8         485.9
Federal income taxes                                      117.0         116.6         140.1         142.3         138.8
                                                      ---------     ---------     ---------     ---------     ---------
Net income**                                          $   273.1     $   276.0     $   326.8     $   360.5     $   347.1
                                                      =========     =========     =========     =========     =========
     *  Includes pre-tax:
         Catastrophe losses, net of reinsurance       $     7.5     $     7.3     $      --     $     8.2     $    13.2
         Asbestos and environmental losses            $    30.0     $    29.0     $    40.0     $    35.4     $    31.0
     ** Includes, net of taxes:
         Net investment income                        $   347.3     $   354.2     $   369.5     $   370.1     $   364.8
         Realized investment gains (losses)           $     5.2     $    (4.4)    $    36.8     $    72.6     $    43.2
Statutory underwriting
Net written premiums (1)                              $ 2,113.3     $ 1,885.6     $ 1,951.2     $ 1,881.5     $ 2,017.8
Net earned premiums                                   $ 1,800.0     $ 1,811.5     $ 1,805.4     $ 1,808.8     $ 1,897.0
Losses and loss adjustment expenses                     1,325.8       1,316.3       1,295.9       1,292.9       1,383.2
Other underwriting expenses                               591.2         571.2         600.9         574.9         572.0
                                                      ---------     ---------     ---------     ---------     ---------
     Statutory underwriting loss                         (117.0)        (76.0)        (91.4)        (59.0)        (58.2)
Policyholder dividends                                      3.0          18.8          15.2          50.1          13.0
                                                      ---------     ---------     ---------     ---------     ---------
     Statutory underwriting loss after policyholder
         dividends                                    $  (120.0)    $   (94.8)    $  (106.6)    $  (109.1)    $   (71.2)
                                                      =========     =========     =========     =========     =========
Reserves for losses and loss adjustment expenses      $21,728.3     $21,675.1     $21,559.4     $21,396.2     $21,323.2
Decrease in reserves                                  $   (83.6)    $   (53.2)    $  (115.7)    $  (163.2)    $   (73.0)
Statutory surplus                                     $ 5,552.0     $ 5,773.6     $ 6,004.8     $ 6,188.2     $ 6,409.1
Net written premiums/surplus (2)                         1.35:1        1.33:1        1.29:1        1.27:1        1.21:1
Statutory combined ratio: (1), (3)
Loss and loss adjustment expense ratio                     73.7%         72.7%         71.8%         71.5%         72.9%
Other underwriting expense ratio                           28.0%         30.3%         30.8%         30.6%         28.3%
                                                      ---------     ---------     ---------     ---------     ---------
     Combined ratio                                       101.7%        103.0%        102.6%        102.1%        101.2%
                                                      =========     =========     =========     =========     =========

                                                        2Q            3Q            4Q        Full Year     Full Year
                                                       1998          1998          1998          1997          1998
                                                    ---------     ---------     ---------     ---------     ---------
GAAP Consolidated Statement of Operations
Revenues:
     Premiums                                       $ 1,902.8     $ 1,974.9     $ 2,020.2     $ 7,225.5     $ 7,796.1
     Net investment income                              519.3         501.4         571.0       2,050.8       2,100.0
     Fee income                                          76.9          74.2          72.7         364.7         305.8
     Realized investment gains (losses)                   9.6          32.7          34.8         169.0         143.5
     Other revenues                                      23.6          17.2          25.6         100.9         105.7
                                                    ---------     ---------     ---------     ---------     ---------
         Total revenues                               2,532.2       2,600.4       2,724.3       9,910.9      10,451.1
                                                    ---------     ---------     ---------     ---------     ---------
Claims and expenses:
     Claims and claim adjustment expenses*            1,430.8       1,517.7       1,529.4       5,433.3       5,905.8
     Policyholder dividends                              13.2          13.3           1.9          50.2          41.4
     Amortization of deferred acquisition costs         303.7         304.7         302.2       1,127.0       1,196.5
     Interest expense                                    40.4          39.9          39.9         162.8         161.2
     General and administrative expenses                318.0         300.1         350.3       1,385.2       1,308.9
                                                    ---------     ---------     ---------     ---------     ---------
         Total expenses                               2,106.1       2,175.7       2,223.7       8,158.5       8,613.8
                                                    ---------     ---------     ---------     ---------     ---------
Income before federal income taxes                      426.1         424.7         500.6       1,752.4       1,837.3
Federal income taxes                                    113.6         109.4         132.7         516.0         494.5
                                                    ---------     ---------     ---------     ---------     ---------
Net income**                                        $   312.5     $   315.3     $   367.9     $ 1,236.4     $ 1,342.8
                                                    =========     =========     =========     =========     =========
     *  Includes pre-tax:
         Catastrophe losses, net of reinsurance     $    36.2     $    56.5     $      --     $    23.0     $   105.9
         Asbestos and environmental losses          $    30.0     $    28.0     $    27.0     $   134.4     $   116.0
     ** Includes, net of taxes:
         Net investment income                      $   375.5     $   366.1     $   412.2     $ 1,441.1     $ 1,518.6
         Realized investment gains (losses)         $     6.2     $    21.3     $    22.5     $   110.2     $    93.2
Statutory underwriting
Net written premiums (1)                            $ 1,994.7     $ 2,076.9     $ 2,014.2     $ 7,831.6     $ 8,103.6
Net earned premiums                                 $ 1,896.1     $ 1,974.9     $ 2,020.2     $ 7,225.7     $ 7,788.2
Losses and loss adjustment expenses                   1,387.7       1,477.5       1,480.4       5,230.9       5,728.8
Other underwriting expenses                             587.7         585.2         575.2       2,338.2       2,320.1
                                                    ---------     ---------     ---------     ---------     ---------
     Statutory underwriting loss                        (79.3)        (87.8)        (35.4)       (343.4)       (260.7)
Policyholder dividends                                   13.2          13.3           1.9          87.1          41.4
                                                    ---------     ---------     ---------     ---------     ---------
     Statutory underwriting loss after policyholder
         dividends                                  $   (92.5)    $  (101.1)    $   (37.3)    $  (430.5)    $  (302.1)
                                                    =========     =========     =========     =========     =========
Reserves for losses and loss adjustment expenses    $21,141.8     $20,958.4     $20,726.7     $21,396.2     $20,726.7
Decrease in reserves                                $  (181.4)    $  (183.4)    $  (231.7)    $  (415.7)    $  (669.5)
Statutory surplus                                   $ 6,640.4     $ 6,754.3     $ 7,079.1     $ 6,188.2     $ 7,079.1
Net written premiums/surplus (2)                       1.18:1        1.18:1        1.14:1        1.27:1        1.14:1
Statutory combined ratio: (1), (3)
Loss and loss adjustment expense ratio                   73.2%         74.8%         73.3%         72.4%         73.6%
Other underwriting expense ratio                         29.5%         28.2%         28.6%         29.9%         28.6%
                                                    ---------     ---------     ---------     ---------     ---------
     Combined ratio                                     102.7%        103.0%        101.9%        102.3%        102.2%
                                                    =========     =========     =========     =========     =========

(1) First quarter 1997 net written premiums include an increase of $142.4 million due to a change to conform Aetna P&C's and Travelers P&C's methods of recording net written premiums, and an increase of $68.7 million due to an adjustment associated with a reinsurance transaction. Excluding these transactions, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 73.7%, 28.8% and 102.5%, respectively, and for the 1997 full year were 72.4%, 30.1% and 102.5% respectively.

(2)  Based on 12 month rolling net written premiums.

(3)  Before policyholder dividends.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 25, 1999
                                                Citigroup Inc.


                                                By: /s/ Irwin Ettinger
                                                   -----------------------------
                                                   Irwin Ettinger
                                                   Chief Accounting Officer